SCOUT FUNDS

PROSPECTUS  June 15, 2011

Stock Fund (UMBSX)

Mid Cap Fund (UMBMX)

Small Cap Fund (UMBHX)

TrendStar Small Cap Fund (TRESX)

International Fund (UMBWX)

International Discovery Fund (UMBDX)

Core Bond Fund
Institutional Class (SCCIX)
Class Y (SCCYX)

Core Plus Bond Fund
Institutional Class (SCPZX)
Class Y (SCPYX)

Shares of the Funds have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS                                           June 15, 2011
TOLL-FREE 1-800-996-2862

Scout Stock Fund
Scout Mid Cap Fund
Scout Small Cap Fund
Scout TrendStar Small Cap Fund
Scout International Fund
Scout International Discovery Fund
Scout Core Bond Fund
Scout Core Plus Bond Fund

Investment Advisor:
SCOUT INVESTMENTS, INC.
Kansas City, Missouri

Distributor:
UMB DISTRIBUTION SERVICES, LLC
Milwaukee, Wisconsin

TABLE OF CONTENTS

INFORMATION ABOUT THE FUNDS
Scout Stock Fund Summary	1
Scout Mid Cap Fund Summary	6
Scout Small Cap Fund Summary	11
Scout TrendStar Small Cap Fund Summary	16
Scout International Fund Summary	22
Scout International Discovery Fund Summary	27
Scout Core Bond Fund Summary	33
Scout Core Plus Bond Fund Summary	38
Important Additional Information	43
Additional Information about Investment Objectives, Policies and Portfolio Holdings	44
Investment Advisor and Portfolio Managers	49
Financial Highlights	54

BUYING, SELLING AND EXCHANGING SHARES
Before You Invest	65
Buying Shares	68
Selling Shares	71
Exchanging Shares	75
Special Features and Services	79
Other Shareholder Information	80
Dividends, Distributions and Taxes	82

The shares offered by this Prospectus are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. (“UMB”) or any other banking institution. They are not federally insured by the Federal Deposit Insurance Corporation or any other United States government agency. These shares involve investment risks, including the possible loss of the principal invested.

SCOUT STOCK FUND SUMMARY

Investment Objectives

The Fund’s investment objectives are long-term growth of capital and income.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
____________________________

Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.36%
Total Annual Fund Operating Expenses	0.96%
Less Advisor’s Fee Reduction and/or Expense Assumption	(0.06)%1
Total Annual Fund Operating Expenses (after Fee Reduction and/or Expense Assumption)	0.90%
____________________
1
Scout Investments, Inc. (the “Advisor”) has entered into an agreement to reduce advisory fees and/or assume certain fund expenses through October 31, 2012 in order to limit the Total Annual Fund Operating Expenses (excluding any taxes, interest, brokerage fees and non-routine expenses) before taking into account any acquired fund fees and expenses to no more than 0.90%.  If Total Annual Fund Operating Expenses would fall below the expense limit, the Advisor may cause the Fund’s expenses to remain at the expense limit while it is reimbursed for fees that it reduced or expenses that it assumed during the previous three year period.  This expense limitation agreement may not be terminated prior to October 31, 2012 unless the Fund’s Board of Trustees consents to an earlier revision or termination as being in the best interests of the Fund.

Example:  The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Please note that only the first year in the example reflects the effect of the Advisor’s contractual agreement to limit overall Fund expenses.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Stock Fund	$92	$300	$525	$1,173

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.

Principal Investment Strategies

To pursue its objectives, the Fund invests in a diversified portfolio consisting primarily of common stocks. The Fund normally invests at least 80% of its assets in common stocks.  Any change in this 80% policy approved by the Board may not take effect until shareholders have received written notice of the change at least sixty days before it occurs.  Current yield is also a consideration for the Fund.

How does the Fund choose securities in which to invest? In selecting securities for the Fund, the Advisor initially applies a “top-down” approach, focusing on an analysis of prevailing economic, political and market conditions, and forming an opinion as to which economic sectors have the best prospects in view of those conditions.  Once desirable sectors or industries are identified, the Advisor applies a “bottom-up” fundamental approach that focuses on the fundamental financial characteristics and condition of each company being considered for investment.  The Fund will generally invest in equity securities that the Advisor believes are undervalued and have above-average ability to increase their earnings, cash flow and dividend streams.

The Advisor seeks to identify and invest in companies with one or more of the following characteristics:

• strong business fundamentals and prospects
• financial strength
• conservative accounting practices
• potential for strong earnings and revenue growth
• attractive prices in relation to appropriate valuation measures

The Advisor will make judgments based on its analysis of economic or market conditions as to whether to focus more or less on achieving growth of capital through common stock investments than on seeking to earn income by investing a higher percentage of its assets in dividend paying common stocks.

The equity securities in which the Fund invests include common stocks, preferred stocks, securities convertible or exchangeable into common stocks, rights, warrants, and REITs. Common stock represents an ownership interest in a company and its value is based on the success of the company’s business, any income paid to shareholders, the value of the company’s assets, general market conditions and investor demand. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Warrants and similar rights are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. REITs are companies that invest primarily in income producing real estate or real estate related loans or interests.

The Fund will invest primarily in securities of U.S. companies, but may invest up to 20% of the portfolio in foreign companies, including those located in developing countries or emerging markets; American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).  Depositary receipts are typically issued by banks or trust companies representing ownership interests of securities issued by foreign companies.

The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in cash or in those types of money market investments for temporary defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment.

Main Risks

As with any mutual fund, there is a risk that you could lose money by investing in the Fund.  The shares offered by this Prospectus are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. (“UMB”) or any other banking institution.  They are not federally insured by the Federal Deposit Insurance Corporation or any other United States government agency.  These shares involve investment risks, including the possible loss of the principal invested.

Market Risks: The Fund normally invests in equity securities.  Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time, sometimes rapidly and unpredictably.  When the value of the Fund’s equity securities goes down, your investment in the Fund decreases in value. Different types of investments shift in and out of favor depending on market and economic conditions that may affect individual companies or industries, or the securities market as a whole.  At various times, stocks will be more or less favorable than bonds, and small company stocks will be more or less favorable than large company stocks.  During general economic downturn in the securities markets, multiple asset classes may be negatively affected.  Because of this, the Fund will perform better or worse than other types of funds depending on what is in favor, and the value of the Fund may go down.

Value Investing Risks: The Fund can utilize a value bias in choosing the securities for the Fund’s portfolio. A value stock is one that trades at an attractive price relative to the company’s intrinsic value. A value stock may not increase in price as anticipated by the Advisor if other investors fail to recognize the company’s value or the factors that the Advisor believes will increase the price of the security do not occur.

Growth Investing Risks: The Fund can utilize a “growth investing style” in choosing securities for the Fund’s portfolio. A growth stock is stock of a company which is growing earnings and/or revenue faster than its industry or the overall market. A slower growth or recessionary economic environment could have an adverse effect on the price of growth stocks. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may go in and out of favor. At times when the growth investing style used is out of favor, the Fund may underperform other equity funds that use different investing styles.

Real Estate Investment Trust Risks: The Fund may invest in REITs. The performance of equity REITs may be affected by any changes in the value of the underlying properties owned by the trusts. A decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. A mortgage REIT specializes in lending money to developers and owners of properties and passes any interest income earned to its shareholders. REITs may be affected by the quality of any credit extended, and changes in interest rates, including spreads between long-term and short-term interest rates.  By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

International Investing Risks: International investing poses additional risks. If a security owned by the Fund is denominated in a foreign currency, the value of the foreign currency may fluctuate relative to the United States dollar and cause a loss to the Fund. International markets may be subject to political instability, which may make foreign investments more volatile than investments in domestic markets. International markets are not always as liquid as in the United States, sometimes making it harder to sell a security. In addition, foreign companies may not be subject to comparable accounting, auditing and financial reporting standards as United States companies, and therefore, information about the foreign companies may not be readily available.

To the extent the Fund invests a significant portion of its assets in a single country or region, the Fund may be subject to increased risk associated with the country or region. The risks of investing in foreign securities may be increased if the investments are located in developing countries or emerging markets.  Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. These risks are inherently passed on to the company’s shareholders, including the Funds, and in turn, to the Funds’ shareholders.

As markets become more globalized, many U.S. companies are increasing international business operations and are subject to international investing risks. Funds that invest in larger U.S. companies, such as the Fund, are subject to some degree of international risk as a result of these holdings and, to a lesser degree, as a result of owning direct or indirect interests in foreign companies (typically large multi-national companies).

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s returns have changed from year to year.  The table shows how the Fund’s average annual returns for 1, 5 and 10 year periods compare with those of a broad market benchmark index, as well as an index of mutual funds with similar investment objectives.  Prior to April 1, 2005, the Fund was managed in accordance with a different investment strategy.  Keep in mind that past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.scoutfunds.com or by calling 1-800-996-2862.

Annual Total Return as of December 31 of Each Year

2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
-8.59%	-19.76%	24.03%	5.27%	10.15%	11.35%	11.87%	-26.80%	16.26%	10.74%

During the periods shown in the bar chart above the Fund’s highest quarterly return was 14.25% (quarter ended June 30, 2003) and the Fund’s lowest quarterly return was -17.86% (quarter ended December 31, 2008).

Year-to-date return (through March 31, 2011): 6.07%

Average Annual Total Return as of December 31, 2010
	1 Year	5 Years	10 Years
Return Before Taxes	10.74%	3.26%	2.16%
Return After Taxes on Distributions	10.68%	2.41%	1.36%
Return After Taxes on Distributions and Sale of Fund Shares	7.05%	2.78%	1.74%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%
Lipper Large-Cap Core Funds Index (reflects no deduction for fees, expenses or taxes)	12.77%	1.91%	0.76%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor and Portfolio Managers

The Fund’s investment advisor is Scout Investments, Inc.

Portfolio Manager	Title	Experience Managing the Fund
James A. Reed II	Lead Portfolio Manager of the Fund	Since 2001
Larry Valencia	Co-Portfolio Manager of the Fund	Since 2008

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or a combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

For important information about buying and selling fund shares and financial intermediary compensation, please turn to the section entitled “Important Additional Information” beginning on page 43 of the Prospectus.

SCOUT MID CAP FUND SUMMARY

Investment Objective

The Fund’s investment objective is long-term growth of capital.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a % of amount redeemed or exchanged within two months of purchase)	2.00%
Exchange Fee	None
____________________________

Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees	0.80%
Distribution (12b-1) Fees	None
Other Expenses	0.30%1
Total Annual Fund Operating Expenses	1.10%
Advisor’s Fee Reimbursement	0.03%2
Total Annual Fund Operating Expenses (after Fee Reimbursement)	1.13%
____________________
1	“Other expenses” include “Acquired Fund Fees and Expenses,” which were less than 0.01% of the average net assets of the Fund.

2
Scout Investments, Inc. (the “Advisor”) has entered into an agreement to reduce advisory fees and/or assume certain fund expenses through October 31, 2012 in order to limit the Total Annual Fund Operating Expenses (excluding any taxes, interest, brokerage fees and non-routine expenses) before taking into account any acquired fund fees and expenses to no more than 1.40%.  If Total Annual Fund Operating Expenses would fall below the expense limit, the Advisor may cause the Fund’s expenses to remain at the expense limit while it is reimbursed for fees that it reduced or expenses that it assumed during the previous three year period.  This expense limitation agreement may not be terminated prior to October 31, 2012 unless the Fund’s Board of Trustees consents to an earlier revision or termination as being in the best interests of the Fund.

Example:  The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Please note that only the first year in the example reflects the effect of the Advisor’s contractual agreement to limit overall Fund expenses.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Mid Cap Fund	$115	$353	$609	$1,343

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 184% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its objective by investing primarily in common stocks of mid cap companies. Under normal circumstances, at least 80% of the Fund’s assets will be invested in mid cap equity securities.  Any change in this 80% policy approved by the Board may not take effect until shareholders have received written notice of the change at least sixty days before it occurs.  Mid cap equity securities are securities issued by companies with market capitalizations (share price multiplied by the number of shares outstanding), at the time of purchase, between $1.5 billion and $17 billion. The Fund maintains a portfolio of investments diversified across companies and economic sectors.

How does the Fund choose securities in which to invest? The Advisor normally invests the Fund’s assets in a diversified portfolio of equity securities, which include common stocks, preferred stocks, securities convertible or exchangeable into common stocks, rights, warrants, and real estate investment trusts (“REITs”). The Advisor seeks to invest in the securities of companies that are expected to benefit from macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals. In making investment decisions, the Advisor may consider fundamental factors such as cash flow, financial strength, profitability, statistical valuation measures, potential or actual catalysts that could move the share price, accounting practices, management quality, risk factors such as litigation, the estimated fair value of the company, general economic and industry conditions, and additional information as appropriate.

The equity securities in which the Fund invests include common stocks, preferred stocks, securities convertible or exchangeable into common stocks, rights, warrants, and REITs. Common stock represents an ownership interest in a company and its value is based on the success of the company’s business, any income paid to shareholders, the value of the company’s assets, general market conditions and investor demand. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Warrants and similar rights are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. REITs are companies that invest primarily in income producing real estate or real estate related loans or interests.

The Fund will invest primarily in securities of U.S. companies, but may invest up to 20% of the portfolio in foreign companies, including those located in developing countries or emerging markets; American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). Depositary receipts are typically issued by banks or trust companies representing ownership interests of securities issued by foreign companies.

The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in cash or in those types of money market investments for temporary defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment.

Main Risks

As with any mutual fund, there is a risk that you could lose money by investing in the Fund.  The shares offered by this Prospectus are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. (“UMB”) or any other banking institution.  They are not federally insured by the Federal Deposit Insurance Corporation or any other United States government agency.  These shares involve investment risks, including the possible loss of the principal invested.

Market Risks: The Fund normally invests in equity securities.  Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time, sometimes rapidly and unpredictably.  When the value of the Fund’s equity securities goes down, your investment in the Fund decreases in value. Different types of investments shift in and out of favor depending on market and economic conditions that may affect individual companies or industries, or the securities market as a whole.  At various times, stocks will be more or less favorable than bonds, and small company stocks will be more or less favorable than large company stocks.  During general economic downturn in the securities markets, multiple asset classes may be negatively affected.  Because of this, the Fund will perform better or worse than other types of funds depending on what is in favor, and the value of the Fund may go down.

Mid Cap and Small Cap Company Risks: The Fund invests primarily in mid cap companies.  Generally, mid cap and small cap companies, which are often less seasoned, have more potential for rapid growth. However, they often involve greater risk than large cap companies and these risks are passed on to funds that invest in them. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Therefore, the securities of mid cap and small cap companies are generally more volatile than the securities of larger, more established companies. Investments in Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.

Mid cap and small cap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Fund wants to sell a large quantity of a mid cap or small cap company stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in small quantities over a period of time.

While these risks cannot be eliminated, the Advisor tries to minimize risk by diversifying each Fund’s investments across different companies and economic sectors

Value Investing Risks: The Fund can utilize a value bias in choosing the securities for the Fund’s portfolio. A value stock is one that trades at an attractive price relative to the company’s intrinsic value. A value stock may not increase in price as anticipated by the Advisor if other investors fail to recognize the company’s value or the factors that the Advisor believes will increase the price of the security do not occur.

Growth Investing Risks: The Fund can utilize a “growth investing style” in choosing securities for the Fund’s portfolio. A growth stock is stock of a company which is growing earnings and/or revenue faster than its industry or the overall market. A slower growth or recessionary economic environment could have an adverse effect on the price of growth stocks. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may go in and out of favor. At times when the growth investing style used is out of favor, the Fund may underperform other equity funds that use different investing styles.

Real Estate Investment Trust Risks: The Fund may invest in REITs. The performance of equity REITs may be affected by any changes in the value of the underlying properties owned by the trusts. A decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. A mortgage REIT specializes in lending money to developers and owners of properties and passes any interest income earned to its shareholders. REITs may be affected by the quality of any credit extended, and changes in interest rates, including spreads between long-term and short-term interest rates.  By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

International Investing Risks: International investing poses additional risks. If a security owned by the Fund is denominated in a foreign currency, the value of the foreign currency may fluctuate relative to the United States dollar and cause a loss to the Fund. International markets may be subject to political instability, which may make foreign investments more volatile than investments in domestic markets. International markets are not always as liquid as in the United States, sometimes making it harder to sell a security. In addition, foreign companies may not be subject to comparable accounting, auditing and financial reporting standards as United States companies, and therefore, information about the foreign companies may not be readily available.

To the extent the Fund invests a significant portion of its assets in a single country or region, the Fund may be subject to increased risk associated with the country or region. The risks of investing in foreign securities may be increased if the investments are located in developing countries or emerging markets.  Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. These risks are inherently passed on to the company’s shareholders, including the Funds, and in turn, to the Funds’ shareholders.

As markets become more globalized, many U.S. companies are increasing international business operations and are subject to international investing risks. Funds that invest in larger U.S. companies, such as the Fund, are subject to some degree of international risk as a result of these holdings and, to a lesser degree, as a result of owning direct or indirect interests in foreign companies (typically large multi-national companies).

Portfolio Turnover Risks: The Fund may experience portfolio turnover in excess of 100%. Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover, the greater the transaction costs to the Fund, which could have an adverse effect on the Fund’s total rate of return. In addition, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s returns have changed from year to year.  The table shows how the Fund’s average annual returns for 1-year and since-inception periods compare with those of a broad market benchmark index, as well as an index of mutual funds with similar investment objectives.  Keep in mind that past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.scoutfunds.com or by calling 1-800-996-2862.

Annual Total Return as of December 31 of Each Year

2007	2008	2009	2010
21.94%	-35.10%	47.16%	27.89%

During the periods shown in the bar chart above the Fund’s highest quarterly return was 23.58% (quarter ended June 30, 2009) and the Fund’s lowest quarterly return was -22.07% (quarter ended September 30, 2008).

Year-to-date return (through March 31, 2011): 7.86%

Average Annual Total Return as of December 31, 2010

	1 Year	Since Inception (October 31, 2006)
Return Before Taxes	27.89%	10.56%
Return After Taxes on Distributions	27.01%	9.67%
Return After Taxes on Distributions and Sale of Fund Shares	19.28%	8.72%
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	25.48%	2.95%
Lipper Mid-Cap Core Funds Index (reflects no deduction for fees, expenses or taxes)	24.01%	3.79%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor and Portfolio Managers

The Fund’s investment advisor is Scout Investments, Inc.

Portfolio Manager	Title	Experience Managing the Fund
G. Patrick Dunkerley	Lead Portfolio Manager of the Fund	Since 2006
Derek M. Smashey	Co-Portfolio Manager of the Fund	Since 2006
John A. Indellicate II	Co-Portfolio Manager of the Fund	Since June 2011

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or a combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

For important information about buying and selling fund shares and financial intermediary compensation, please turn to the section entitled “Important Additional Information” beginning on page 43 of the Prospectus.

SCOUT SMALL CAP FUND SUMMARY

Investment Objective

The Fund’s investment objective is long-term growth of capital.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a % of amount redeemed or exchanged within two months of purchase)	2.00%
Exchange Fee	None
____________________________

Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.31%1
Total Annual Fund Operating Expenses	1.06%
____________________
1	“Other expenses” include “Acquired Fund Fees and Expenses,” which were less than 0.01% of the average net assets of the Fund.

Example:  The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Fund	$108	$337	$585	$1,294

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 358% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in equity securities (mostly common stocks) of small cap companies located anywhere in the United States. Any change in this 80% policy approved by the Board may not take effect until shareholders have received written notice of the change at least sixty days before it occurs. Small cap companies are those with a market capitalization of $3 billion or less at the time of purchase.

How does the Fund choose securities in which to invest? The Advisor normally invests the Fund’s assets in a diversified portfolio of equity securities that are selected based upon the Advisor’s perception of their above-average potential for long-term growth of capital. The management team searches for companies that it believes are well positioned to benefit from the emergence of long and short-term catalysts for growth. The identified growth catalysts may be long-term and secular. Or, they may be short-term in nature and associated, for example, with a new product introduction or cycle. Following the identification of well-positioned companies, the management team estimates the fair value of each candidate by assessing: margin structure, growth rate, debt level, and other measures which it believes influence relative stock valuations. The overall company analysis includes the assessment of the liquidity of each security, sustainability of profit margins, barriers to entry, company management, and free cash flow. The management team also incorporates a technical analysis overlay of the company’s stock to identify price movement trends.

The equity securities in which the Fund invests include common stocks, preferred stocks, securities convertible or exchangeable into common stocks, rights, warrants, and REITs. Common stock represents an ownership interest in a company and its value is based on the success of the company’s business, any income paid to shareholders, the value of the company’s assets, general market conditions and investor demand. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Warrants and similar rights are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. REITs are companies that invest primarily in income producing real estate or real estate related loans or interests.

The Fund will invest primarily in securities of U.S. companies, but may invest up to 10% of the portfolio in foreign companies, including those located in developing countries or emerging markets; American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). Depositary receipts are typically issued by banks or trust companies representing ownership interests of securities issued by foreign companies.

The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in cash or in those types of money market investments for temporary defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment.

Main Risks

As with any mutual fund, there is a risk that you could lose money by investing in the Fund.  The shares offered by this Prospectus are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. (“UMB”) or any other banking institution.  They are not federally insured by the Federal Deposit Insurance Corporation or any other United States government agency.  These shares involve investment risks, including the possible loss of the principal invested.

Market Risks: The Fund normally invests in equity securities.  Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time, sometimes rapidly and unpredictably.  When the value of the Fund’s equity securities goes down, your investment in the Fund decreases in value. Different types of investments shift in and out of favor depending on market and economic conditions that may affect individual companies or industries, or the securities market as a whole.  At various times, stocks will be more or less favorable than bonds, and small company stocks will be more or less favorable than large company stocks.  During general economic downturn in the securities markets, multiple asset classes may be negatively affected.  Because of this, the Fund will perform better or worse than other types of funds depending on what is in favor, and the value of the Fund may go down.

Small Cap Company Risks: The Fund invests primarily in small cap companies.  Generally, mid cap and small cap companies, which are often less seasoned, have more potential for rapid growth. However, they often involve greater risk than large cap companies and these risks are passed on to funds that invest in them. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Therefore, the securities of mid cap and small cap companies are generally more volatile than the securities of larger, more established companies. Investments in Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.

Mid cap and small cap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Fund wants to sell a large quantity of a mid cap or small cap company stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in small quantities over a period of time.

While these risks cannot be eliminated, the Advisor tries to minimize risk by diversifying each Fund’s investments across different companies and economic sectors.

Value Investing Risks: The Fund can utilize a value bias in choosing the securities for the Fund’s portfolio. A value stock is one that trades at an attractive price relative to the company’s intrinsic value. A value stock may not increase in price as anticipated by the Advisor if other investors fail to recognize the company’s value or the factors that the Advisor believes will increase the price of the security do not occur.

Growth Investing Risks: The Fund can utilize a “growth investing style” in choosing securities for the Fund’s portfolio. A growth stock is stock of a company which is growing earnings and/or revenue faster than its industry or the overall market. A slower growth or recessionary economic environment could have an adverse effect on the price of growth stocks. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may go in and out of favor. At times when the growth investing style used is out of favor, the Fund may underperform other equity funds that use different investing styles.

Real Estate Investment Trust Risks: The Fund may invest in REITs. The performance of equity REITs may be affected by any changes in the value of the underlying properties owned by the trusts. A decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. A mortgage REIT specializes in lending money to developers and owners of properties and passes any interest income earned to its shareholders. REITs may be affected by the quality of any credit extended, and changes in interest rates, including spreads between long-term and short-term interest rates.  By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

International Investing Risks: International investing poses additional risks. If a security owned by the Fund is denominated in a foreign currency, the value of the foreign currency may fluctuate relative to the United States dollar and cause a loss to the Fund. International markets may be subject to political instability, which may make foreign investments more volatile than investments in domestic markets. International markets are not always as liquid as in the United States, sometimes making it harder to sell a security. In addition, foreign companies may not be subject to comparable accounting, auditing and financial reporting standards as United States companies, and therefore, information about the foreign companies may not be readily available.

To the extent the Fund invests a significant portion of its assets in a single country or region, the Fund may be subject to increased risk associated with the country or region. The risks of investing in foreign securities may be increased if the investments are located in developing countries or emerging markets.  Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. These risks are inherently passed on to the company’s shareholders, including the Funds, and in turn, to the Funds’ shareholders.

As markets become more globalized, many U.S. companies are increasing international business operations and are subject to international investing risks. Funds that invest in larger U.S. companies, such as the Fund, are subject to some degree of international risk as a result of these holdings and, to a lesser degree, as a result of owning direct or indirect interests in foreign companies (typically large multi-national companies).

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s returns have changed from year to year.  The table shows how the Fund’s average annual returns for 1, 5 and 10 year periods compare with those of a broad market benchmark index, as well as an index of mutual funds with similar investment objectives.  Prior to July 2, 2001, the Fund was managed in accordance with a different investment strategy.  Keep in mind that past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.scoutfunds.com or by calling 1-800-996-2862.

Annual Total Return as of December 31 of Each Year

2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
11.37%	-11.66%	38.16%	24.73%	5.60%	12.07%	13.32%	-40.19%	20.95%	20.85%

During the periods shown in the bar chart above the Fund’s highest quarterly return was 16.31% (quarter ended June 30, 2009) and the Fund’s lowest quarterly return was -24.70% (quarter ended December 31, 2008).

Year-to-date return (through March 31, 2011): 11.02%

Average Annual Total Return as of December 31, 2010

	1 Year	5 Years	10 Years
Return Before Taxes	20.85%	2.11%	7.11%
Return After Taxes on Distributions	20.85%	1.61%	6.17%
Return After Taxes on Distributions and Sale of Fund Shares	13.55%	1.72%	5.83%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	26.86%	4.47%	6.33%
Lipper Small-Cap Core Funds Index (reflects no deduction for fees, expenses or taxes)	25.71%	4.76%	6.95%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor and Portfolio Managers

The Fund’s investment advisor is Scout Investments, Inc.

Portfolio Manager	Title	Experience Managing the Fund
Thomas W. Laming	Lead Portfolio Manager of the Fund	Since May 2010
James R. McBride	Co-Portfolio Manager of the Fund	Since May 2010
Jason Votruba	Co-Portfolio Manager of the Fund	Since 2002

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or a combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

For important information about buying and selling fund shares and financial intermediary compensation, please turn to the section entitled “Important Additional Information” beginning on page 43 of the Prospectus.

SCOUT TRENDSTAR SMALL CAP FUND SUMMARY

Investment Objective

The Fund’s investment objective is long-term growth of capital.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a % of amount redeemed or exchanged within two months of purchase)	2.00%
Exchange Fee	None
____________________________

Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses Acquired Fund Fees and Expenses	1.75% 0.01%1
Total Annual Fund Operating Expenses	2.51%
Less Advisor’s Fee Reduction and/or Expense Assumption	(1.20)%2
Total Annual Fund Operating Expenses (after Fee Reduction and/or Expense Assumption)	1.31%3
____________________
1
“Acquired Fund Fees and Expenses” are the amount of the Fund’s proportionate share of the fees and expenses of other investment companies that the Fund indirectly pays as a result of its investment in the investment companies.

2
Scout Investments, Inc. (the “Advisor”) has entered into an agreement to reduce advisory fees and/or assume certain fund expenses through October 31, 2012 in order to limit the Total Annual Fund Operating Expenses (excluding any taxes, interest, brokerage fees and non-routine expenses) before taking into account any acquired fund fees and expenses to no more than 1.30%.  If Total Annual Fund Operating Expenses would fall below the expense limit, the Advisor may cause the Fund’s expenses to remain at the expense limit while it is reimbursed for fees that it reduced or expenses that it assumed during the previous three year period.  This expense limitation agreement may not be terminated prior to October 31, 2012 unless the Fund’s Board of Trustees consents to an earlier revision or termination as being in the best interests of the Fund.

3
“Total Annual Fund Operating Expenses (after Fee Reduction and/or Expense Assumption)” do not correlate to the ratio of expenses to average net assets for the most recent fiscal year in the Financial Highlights table in this Prospectus and in the Funds’ most recent Annual Report because the latter reflects the operating expenses of the Fund and does not include “Acquired Fund Fees and Expenses.”

Example:  The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Please note that only the first year in the example reflects the effect of the Advisor’s contractual agreement to limit overall Fund expenses.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
TrendStar Small Cap Fund	$133	$667	$1,227	$2,755

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its objective by investing primarily in common stocks of small capitalization companies. Under normal circumstances, at least 80% of the Fund’s assets will be invested in common stocks of domestic small capitalization companies. Any change in this 80% policy approved by the Board may not take effect until shareholders have received written notice of the change at least sixty days before it occurs.  Small cap companies are those with a market capitalization of $3 billion or less at the time of purchase.

How does the Fund choose securities in which to invest? In selecting the securities for the Fund, the Advisor researches and identifies long-term industry, demographic, technological and other trends that it believes are likely to generate superior company growth prospects. The Advisor then identifies a universe of companies that it expects to benefit most from the identified long-term trends. The companies within this universe are analyzed using a “bottom-up” fundamental approach that emphasizes company and industry profit margin structure, management effectiveness and overall industry competitiveness. The Advisor makes its final selections by utilizing a valuation methodology that estimates individual stock value by considering a wide variety of factors, including but not limited to company profitability, rate of company growth and balance sheet quality.

Mutual funds generally emphasize either “growth” or “value” styles of investing. Growth funds seek to invest in companies that exhibit faster-than-average growth in revenues and earnings, appealing to investors who are willing to accept more volatility in hopes of a greater increase in share price. Value funds invest in companies that appear under priced according to certain financial measurements of their intrinsic worth or business prospects, such as low P/E (price-to-earnings) and P/S (price-to-sales) ratios. Value funds appeal to investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations. The Fund seeks to invest in both “growth” and “value” companies without favoring either investment approach.

The equity securities in which the Fund invests include common stocks, preferred stocks, securities convertible or exchangeable into common stocks, rights, warrants, and REITs. Common stock represents an ownership interest in a company and its value is based on the success of the company’s business, any income paid to shareholders, the value of the company’s assets, general market conditions and investor demand. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Warrants and similar rights are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. REITs are companies that invest primarily in income producing real estate or real estate related loans or interests.

The Fund will invest primarily in securities of U.S. companies, but may invest up to 10% of the portfolio in foreign companies, including those located in developing countries or emerging markets; American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). Depositary receipts are typically issued by banks or trust companies representing ownership interests of securities issued by foreign companies.

The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in cash or in those types of money market investments for temporary defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment.

Main Risks

As with any mutual fund, there is a risk that you could lose money by investing in the Fund.  The shares offered by this Prospectus are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. (“UMB”) or any other banking institution.  They are not federally insured by the Federal Deposit Insurance Corporation or any other United States government agency.  These shares involve investment risks, including the possible loss of the principal invested.

Market Risks: The Fund normally invests in equity securities.  Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time, sometimes rapidly and unpredictably.  When the value of the Fund’s equity securities goes down, your investment in the Fund decreases in value. Different types of investments shift in and out of favor depending on market and economic conditions that may affect individual companies or industries, or the securities market as a whole.  At various times, stocks will be more or less favorable than bonds, and small company stocks will be more or less favorable than large company stocks.  During general economic downturn in the securities markets, multiple asset classes may be negatively affected.  Because of this, the Fund will perform better or worse than other types of funds depending on what is in favor, and the value of the Fund may go down.

Small Cap Company Risks: The Fund invests primarily in small cap companies.  Generally, mid cap and small cap companies, which are often less seasoned, have more potential for rapid growth. However, they often involve greater risk than large cap companies and these risks are passed on to funds that invest in them. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Therefore, the securities of mid cap and small cap companies are generally more volatile than the securities of larger, more established companies. Investments in Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.

Mid cap and small cap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Fund wants to sell a large quantity of a mid cap or small cap company stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in small quantities over a period of time.

While these risks cannot be eliminated, the Advisor tries to minimize risk by diversifying each Fund’s investments across different companies and economic sectors

Value Investing Risks: The Fund can utilize a value bias in choosing the securities for the Fund’s portfolio. A value stock is one that trades at an attractive price relative to the company’s intrinsic value. A value stock may not increase in price as anticipated by the Advisor if other investors fail to recognize the company’s value or the factors that the Advisor believes will increase the price of the security do not occur.

Growth Investing Risks: The Fund can utilize a “growth investing style” in choosing securities for the Fund’s portfolio. A growth stock is stock of a company which is growing earnings and/or revenue faster than its industry or the overall market. A slower growth or recessionary economic environment could have an adverse effect on the price of growth stocks. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may go in and out of favor. At times when the growth investing style used is out of favor, the Fund may underperform other equity funds that use different investing styles.

Real Estate Investment Trust Risks: The Fund may invest in REITs. The performance of equity REITs may be affected by any changes in the value of the underlying properties owned by the trusts. A decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. A mortgage REIT specializes in lending money to developers and owners of properties and passes any interest income earned to its shareholders. REITs may be affected by the quality of any credit extended, and changes in interest rates, including spreads between long-term and short-term interest rates.  By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

International Investing Risks: International investing poses additional risks. If a security owned by the Fund is denominated in a foreign currency, the value of the foreign currency may fluctuate relative to the United States dollar and cause a loss to the Fund. International markets may be subject to political instability, which may make foreign investments more volatile than investments in domestic markets. International markets are not always as liquid as in the United States, sometimes making it harder to sell a security. In addition, foreign companies may not be subject to comparable accounting, auditing and financial reporting standards as United States companies, and therefore, information about the foreign companies may not be readily available.

To the extent the Fund invests a significant portion of its assets in a single country or region, the Fund may be subject to increased risk associated with the country or region. The risks of investing in foreign securities may be increased if the investments are located in developing countries or emerging markets.  Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. These risks are inherently passed on to the company’s shareholders, including the Funds, and in turn, to the Funds’ shareholders.

As markets become more globalized, many U.S. companies are increasing international business operations and are subject to international investing risks. Funds that invest in larger U.S. companies, such as the Fund, are subject to some degree of international risk as a result of these holdings and, to a lesser degree, as a result of owning direct or indirect interests in foreign companies (typically large multi-national companies).

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s returns have changed from year to year.  The table shows how the Fund’s average annual returns for 1, 5 and 10 year periods compare with those of a broad market benchmark index, as well as an index of mutual funds with similar investment objectives.  The TrendStar Small-Cap Fund was reorganized into the Scout Funds family and began operating as the Scout TrendStar Small Cap Fund on July 1, 2009.  Keep in mind that past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.scoutfunds.com or by calling 1-800-996-2862.

Annual Total Return as of December 31 of Each Year

2004	2005	2006	2007	2008	2009	2010
16.32%	5.25%	8.85%	-3.78%	-40.04%	-28.72%	23.79%

During the periods shown in the bar chart above the Fund’s highest quarterly return was 20.64% (quarter ended June 30, 2009) and the Fund’s lowest quarterly return was -23.34% (quarter ended December 31, 2008).

Year-to-date return (through March 31, 2011): 9.23%

Average Annual Total Return as of December 31, 2010

	1 Year	5 Years	Since Inception (October 31, 2003)
Return Before Taxes	23.79%	0.01%	3.18%
Return After Taxes on Distributions	23.79%	-0.76%	2.53%
Return After Taxes on Distributions and Sale of Fund Shares	15.46%	0.04%	2.73%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	29.09%	5.30%	6.76%
Lipper Small-Cap Growth Funds Index (reflects no deduction for fees, expenses or taxes)	26.08%	3.92%	5.36%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor and Portfolio Managers

The Fund’s investment advisor is Scout Investments, Inc.

Portfolio Manager	Title	Experience Managing the Fund
Thomas W. Laming	Lead Portfolio Manager of the Fund	Since 2003
James R. McBride	Co-Portfolio Manager of the Fund	Since 2003

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or a combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

For important information about buying and selling fund shares and financial intermediary compensation, please turn to the section entitled “Important Additional Information” beginning on page 43 of the Prospectus.

SCOUT INTERNATIONAL FUND SUMMARY

Investment Objective

The Fund’s investment objectives are long-term growth of capital and income.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a % of amount redeemed or exchanged within two months of purchase)	2.00%
Exchange Fee	None
____________________________

Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees	0.72%
Distribution (12b-1) Fees	None
Other Expenses	0.25%
Total Annual Fund Operating Expenses	0.97%
____________________

Example:  The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
International Fund	$99	$309	$536	$1,190

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally pursues its objectives by investing in a diversified portfolio consisting primarily of equity securities of established companies either located outside the United States or whose primary business is carried on outside the United States. Equity securities include common stocks and depositary receipts (receipts typically issued by banks or trust companies representing ownership interests of securities issued by foreign companies). The Fund normally invests at least 80% of its assets in equity securities as described above.

How does the Fund choose securities in which to invest? In selecting securities for the Fund, the Advisor first applies a “top-down” approach, looking at the economic, political and market conditions of the various countries in which the Fund may invest. Securities are also selected based on the Advisor’s opinion as to which economic sectors have the best prospects in view of prevailing global, domestic and local economic conditions. The Fund then primarily invests in securities of seasoned companies that are known for the quality and acceptance of their products or services and for their ability to generate profits and/or dividends. Seasoned companies are considered to be companies that have been in existence for at least three years.

The Fund will attempt to generate a favorable total return consisting of interest, dividend and other income, if any, and appreciation in the value of the Fund’s securities by investing in equity securities which, in the opinion of the Advisor, offer good growth potential, and in many cases, pay dividends. The Advisor will look at such factors as the company’s assets, personnel, sales, earnings and location of its corporate headquarters to determine the value of the company as well as whether more than 50% of such assets, personnel, sales or earnings are located outside the United States and therefore whether the company’s primary business is carried on outside the United States.

The Advisor believes that the intrinsic worth and consequent value of the stock of most well-managed and successful companies does not usually change rapidly, even though wide variations in the price may occur. Accordingly, long-term positions in stocks will normally be taken and maintained while the companies’ record and prospects continue to meet with the Advisor’s approval.

The Fund intends to diversify investments among industries and among a number of countries throughout the world. In addition, the Fund may invest a substantial portion of its assets (more than 25%) in one or more countries if economic and business conditions warrant such investment. The Fund will invest no more than 20% of its net assets in investments in developing countries or emerging markets.

If the Advisor believes negative economic or market conditions make it more difficult to achieve growth of capital, the Fund may seek to earn income by investing a higher percentage of its assets in dividend-paying stocks. The Fund may also invest a portion of its net assets (up to 20%) in preferred stocks, high-grade bonds, fixed-income securities convertible or exchangeable into common stocks, or other investments that may provide income, including cash and money market securities. In such cases, the Fund will resume investing primarily in equity securities when conditions warrant.

The Fund may purchase foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to seek to minimize currency value fluctuations. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract.

The Fund will not engage in forward foreign currency exchange contracts for speculative purposes. Rather, the Fund’s dealings in forward foreign currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. The contracts may be bought or sold to protect the Fund, to some degree, from a possible loss resulting from an adverse change in relationship between foreign currencies and the United States dollar. Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, they may limit any potential gain which may result should the value of such currency increase.

The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in cash or in those types of money market investments for temporary defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment.

Main Risks

As with any mutual fund, there is a risk that you could lose money by investing in the Fund.  The shares offered by this Prospectus are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. (“UMB”) or any other banking institution.  They are not federally insured by the Federal Deposit Insurance Corporation or any other United States government agency.  These shares involve investment risks, including the possible loss of the principal invested.

Market Risks: The Fund normally invests in equity securities.  Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time, sometimes rapidly and unpredictably.  When the value of the Fund’s equity securities goes down, your investment in the Fund decreases in value. Different types of investments shift in and out of favor depending on market and economic conditions that may affect individual companies or industries, or the securities market as a whole.  At various times, stocks will be more or less favorable than bonds, and small company stocks will be more or less favorable than large company stocks.  During general economic downturn in the securities markets, multiple asset classes may be negatively affected.  Because of this, the Fund will perform better or worse than other types of funds depending on what is in favor, and the value of the Fund may go down.

International Investing Risks: International investing poses additional risks. If a security owned by the Fund is denominated in a foreign currency, the value of the foreign currency may fluctuate relative to the United States dollar and cause a loss to the Fund. International markets may be subject to political instability, which may make foreign investments more volatile than investments in domestic markets. International markets are not always as liquid as in the United States, sometimes making it harder to sell a security. In addition, foreign companies may not be subject to comparable accounting, auditing and financial reporting standards as United States companies, and therefore, information about the foreign companies may not be readily available.

To the extent the Fund invests a significant portion of its assets in a single country or region, the Fund may be subject to increased risk associated with the country or region. The risks of investing in foreign securities may be increased if the investments are located in developing countries or emerging markets.  Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. These risks are inherently passed on to the company’s shareholders, including the Funds, and in turn, to the Funds’ shareholders.

As markets become more globalized, many U.S. companies are increasing international business operations and are subject to international investing risks. Funds that invest in larger U.S. companies, such as the Fund, are subject to some degree of international risk as a result of these holdings and, to a lesser degree, as a result of owning direct or indirect interests in foreign companies (typically large multi-national companies).

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s returns have changed from year to year.  The table shows how the Fund’s average annual returns for 1, 5 and 10 year periods compare with those of a broad market benchmark index, as well as an index of mutual funds with similar investment objectives.  Keep in mind that past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.scoutfunds.com or by calling 1-800-996-2862.

Annual Total Return as of December 31 of Each Year

2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
-11.00%	-15.85%	33.10%	18.02%	19.58%	21.51%	17.80%	-38.06%	35.54%	13.17%

During the periods shown in the bar chart above the Fund’s highest quarterly return was 21.57% (quarter ended September 30, 2009) and the Fund’s lowest quarterly return was -19.99% (quarter ended December 31, 2008).

Year-to-date return (through March 31, 2011): 3.06%

Average Annual Total Return as of December 31, 2010

	1 Year	5 Years	10 Years
Return Before Taxes	13.17%	6.34%	6.70%
Return After Taxes on Distributions	13.04%	5.88%	6.36%
Return After Taxes on Distributions and Sale of Fund Shares	9.09%	5.47%	5.85%
MSCI EAFE Index-U.S. Dollars (net) (reflects no deduction for fees, expenses or taxes)	7.75%	2.46%	3.50%
Lipper International Funds Index (reflects no deduction for fees, expenses or taxes)	11.03%	4.02%	4.68%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor and Portfolio Managers

The Fund’s investment advisor is Scout Investments, Inc.

Portfolio Manager	Title	Experience Managing the Fund
James L. Moffett	Chief International Strategist of the Advisor and Lead Portfolio Manager of the Fund	Since 1993
Gary Anderson	Co-Portfolio Manager of the Fund	Since 2003
Michael P. Fogarty	Co-Portfolio Manager of the Fund	From 2003 to 2007 and from June 2011 to present

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or a combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

For important information about buying and selling fund shares and financial intermediary compensation, please turn to the section entitled “Important Additional Information” beginning on page 43 of the Prospectus.

SCOUT INTERNATIONAL DISCOVERY FUND SUMMARY

Investment Objectives

The Fund’s investment objective is long-term growth of capital.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a % of amount redeemed or exchanged within two months of purchase)	2.00%
Exchange Fee	None
____________________________

Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees	0.95%
Distribution (12b-1) Fees	None
Other Expenses Acquired Fund Fees and Expenses	0.98% 0.04%1
Total Annual Fund Operating Expenses	1.97%
Less Advisor’s Fee Reduction and/or Expense Assumption	(0.33)%2
Total Annual Fund Operating Expenses (after Fee Reduction and/or Expense Assumption)	1.64%3
____________________
1
“Acquired Fund Fees and Expenses” are the amount of the Fund’s proportionate share of the fees and expenses of other investment companies that the Fund indirectly pays as a result of its investment in the investment companies.

2
Scout Investments, Inc. (the “Advisor”) has entered into an agreement to reduce advisory fees and/or assume certain fund expenses through October 31, 2012 in order to limit the Total Annual Fund Operating Expenses (excluding any taxes, interest, brokerage fees and non-routine expenses) before taking into account any acquired fund fees and expenses to no more than 1.60%.  If Total Annual Fund Operating Expenses would fall below the expense limit, the Advisor may cause the Fund’s expenses to remain at the expense limit while it is reimbursed for fees that it reduced or expenses that it assumed during the previous three year period.  This expense limitation agreement may not be terminated prior to October 31, 2012 unless the Fund’s Board of Trustees consents to an earlier revision or termination as being in the best interests of the Fund.

3
“Total Annual Fund Operating Expenses (after Fee Reduction and/or Expense Assumption)” do not correlate to the ratio of expenses to average net assets for the most recent fiscal year in the Financial Highlights table in this Prospectus and in the Funds’ most recent Annual Report because the latter reflects the operating expenses of the Fund and does not include “Acquired Fund Fees and Expenses.”

Example:  The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest

$10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Please note that only the first year in the example reflects the effect of the Advisor’s contractual agreement to limit overall Fund expenses.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
International Discovery Fund	$167	$586	$1,032	$2,269

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, primarily in equity securities (mostly common stocks) of smaller and mid-sized companies that are either located outside the United States or whose primary business is carried on outside the United States. Smaller and mid-sized companies are companies with market capitalization (share price multiplied by number of shares outstanding), at the time of purchase, between $500 million and $17 billion. The equity securities in which the Fund invests include common stocks, depositary receipts (receipts typically issued by banks or trust companies representing ownership of equity securities issued by foreign companies), rights, warrants, and securities convertible into common stocks. The Fund normally invests at least 80% of its net assets in equity securities.

How does the Fund choose securities in which to invest? In selecting securities for the Fund, the Advisor applies a “top down” approach, looking at the economic, political and market conditions of the various countries in which the Fund may invest. Securities are also selected based on the Advisor’s opinion as to which economic sectors have the best prospects in view of prevailing global, domestic and local economic conditions. The Fund invests in a diversified portfolio of equity securities which, in the opinion of the Advisor, offer good growth potential because they are expected to benefit from certain macroeconomic or company-specific factors. The Fund then also seeks to invest in securities that are attractively priced relative to their fundamental characteristics.

Among the fundamental macroeconomic factors the Advisor considers are geopolitical issues and macroeconomic issues specific to regions or nations. The Advisor also considers certain fundamental factors that are company-specific, including cash flow, financial strength, profitability and potential or actual catalysts that could positively impact share prices. The Fund primarily seeks to invest in securities of companies that are known for the quality and acceptance of their products or services and for their ability to generate profits. In addition, the Advisor will take country specific accounting systems and legal issues into consideration, as well as whether more than 50% of such assets, personnel, sales or earnings are located outside the United States, and therefore whether the company’s primary business is carried on outside the United States.

The Fund’s Advisor believes the intrinsic worth and consequent value of the stock of most well-managed and successful companies does not usually change rapidly, even though wide variations in stock prices may occur. Accordingly, the Fund normally takes long-term positions in stocks and maintains the positions while the companies’ record and prospects continue to meet with the Advisor’s approval. However, because smaller and mid-sized companies are generally less seasoned than larger companies, they may experience greater volatility with regard to their fundamentals than larger companies, which could result in higher portfolio turnover for the Fund.

The Fund intends to diversify investments among a number of countries throughout the world. In addition, the Fund may invest a substantial portion of its assets (more than 25%) in one or more countries if economic and business conditions warrant such investment. The Fund will invest no more than 20% of its net assets in investments in developing countries or emerging markets.

The Fund may purchase foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract. The Fund will not engage in forward foreign currency exchange contracts for speculative purposes. Rather, the Fund’s dealings in forward foreign currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. The contracts may be bought or sold to protect the Fund, to some degree, from a possible loss resulting from an adverse change in relationship between foreign currencies and the United States dollar. Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, they may limit any potential gain which may result should the value of such currency increase.

The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in cash or in those types of money market investments for temporary defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment.

Main Risks

As with any mutual fund, there is a risk that you could lose money by investing in the Fund.  The shares offered by this Prospectus are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. (“UMB”) or any other banking institution.  They are not federally insured by the Federal Deposit Insurance Corporation or any other United States government agency.  These shares involve investment risks, including the possible loss of the principal invested.

Market Risks: The Fund normally invests in equity securities.  Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time, sometimes rapidly and unpredictably.  When the value of the Fund’s equity securities goes down, your investment in the Fund decreases in value. Different types of investments shift in and out of favor depending on market and economic conditions that may affect individual companies or industries, or the securities market as a whole.  At various times, stocks will be more or less favorable than bonds, and small company stocks will be more or less favorable than large company stocks.  During general economic downturn in the securities markets, multiple asset classes may be negatively affected.  Because of this, the Fund will perform better or worse than other types of funds depending on what is in favor, and the value of the Fund may go down.

Mid Cap and Small Cap Company Risks: The Fund invests primarily in small and mid cap companies.  Generally, mid cap and small cap companies, which are often less seasoned, have more potential for rapid growth. However, they often involve greater risk than large cap companies and these risks are passed on to funds that invest in them. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Therefore, the securities of mid cap and small cap companies are generally more volatile than the securities of larger, more established companies. Investments in Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.

Mid cap and small cap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Fund wants to sell a large quantity of a mid cap or small cap company stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in small quantities over a period of time.

While these risks cannot be eliminated, the Advisor tries to minimize risk by diversifying each Fund’s investments across different companies and economic sectors.

International Investing Risks: International investing poses additional risks. If a security owned by the Fund is denominated in a foreign currency, the value of the foreign currency may fluctuate relative to the United States dollar and cause a loss to the Fund. International markets may be subject to political instability, which may make foreign investments more volatile than investments in domestic markets. International markets are not always as liquid as in the United States, sometimes making it harder to sell a security. In addition, foreign companies may not be subject to comparable accounting, auditing and financial reporting standards as United States companies, and therefore, information about the foreign companies may not be readily available.

To the extent the Fund invests a significant portion of its assets in a single country or region, the Fund may be subject to increased risk associated with the country or region. The risks of investing in foreign securities may be increased if the investments are located in developing countries or emerging markets.  Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. These risks are inherently passed on to the company’s shareholders, including the Funds, and in turn, to the Funds’ shareholders.

As markets become more globalized, many U.S. companies are increasing international business operations and are subject to international investing risks. Funds that invest in larger U.S. companies, such as the Fund, are subject to some degree of international risk as a result of these holdings and, to a lesser degree, as a result of owning direct or indirect interests in foreign companies (typically large multi-national companies).

Portfolio Turnover Risks: The Fund may experience portfolio turnover in excess of 100%. Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover, the greater the transaction costs to the Fund, which could have an adverse effect on the Fund’s total rate of return. In addition, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s returns have changed from year to year.  The table shows how the Fund’s average annual returns for 1-year and since inception periods compare with those of a broad market benchmark index, as well as an index of mutual funds with similar investment objectives.  Keep in mind that past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.scoutfunds.com or by calling 1-800-996-2862.

Annual Total Return as of December 31 of Each Year

2008	2009	2010
-34.71%	31.83%	16.41%

During the periods shown in the bar chart above the Fund’s highest quarterly return was 23.18% (quarter ended June 30, 2009) and the Fund’s lowest quarterly return was -19.40% (quarter ended December 31, 2008).

Year-to-date return (through March 31, 2011): 3.81%

Average Annual Total Return as of December 31, 2010

	1 Year	Since Inception (December 31, 2007)
Return Before Taxes	16.41%	0.07%
Return After Taxes on Distributions	16.62%	-0.12%
Return After Taxes on Distributions and Sale of Fund Shares	10.98%	0.00%
MSCI EAFE SMID Index-U.S. Dollars (net) (reflects no deduction for fees, expenses or taxes)	17.37%	-3.86%
Lipper International Small/Mid-Cap Core Funds Index (reflects no deduction for fees, expenses or taxes)	22.71%	0.67%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor and Portfolio Managers

The Fund’s investment advisor is Scout Investments, Inc.

Portfolio Manager	Title	Experience Managing the Fund
Michael D. Stack	Lead Portfolio Manager of the Fund	Since 2007
Mark G. Weber	Co-Portfolio Manager of the Fund	Since June 2011

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or a combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

For important information about buying and selling fund shares and financial intermediary compensation, please turn to the section entitled “Important Additional Information” beginning on page 43 of the Prospectus.

SCOUT CORE BOND FUND SUMMARY

Investment Objective

The Fund’s investment objective is a high level of total return consistent with the preservation of capital.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Class Y
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None
____________________________

Annual Fund Operating Expenses (expenses deducted from Fund assets)	Institutional Class	Class Y
Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	None	0.25%
Other Expenses1	0.21%	0.36%
Total Annual Fund Operating Expenses	0.61%	1.01%
Less Advisor’s Fee Reduction and/or Expense Assumption2	(0.21)%	(0.21)%
Total Annual Fund Operating Expenses (after Fee Reduction and/or Expense Assumption)	0.40%	0.80%
____________________
1
“Other Expenses” for Class Y shares include a shareholder servicing fee of 0.15%.  “Other Expenses” for Institutional Class shares and Class Y shares are based on the estimated amounts for the current fiscal year.

2
Scout Investments, Inc. (the “Advisor”) has entered into an agreement to reduce advisory fees and/or assume certain fund expenses through April 21, 2013 in order to limit the Total Annual Fund Operating Expenses (excluding any taxes, interest, brokerage fees and non-routine expenses) before taking into account any Rule 12b-1 fees, shareholder servicing fees or acquired fund fees and expenses to no more than 0.40%.  If Total Annual Fund Operating Expenses would fall below the expense limit, the Advisor may cause the Fund’s expenses to remain at the expense limit while it is reimbursed for fees that it reduced or expenses that it assumed during the previous three year period.  This expense limitation agreement may not be terminated prior to April 21, 2013 unless the Fund’s Board of Trustees consents to an earlier revision or termination as being in the best interests of the Fund.

Example:  The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Please note that only the first two years in the example reflect the effect of the Advisor’s contractual agreement to limit overall Fund expenses.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Core Bond Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$41	$152	$297	$721
Class Y	$82	$279	$516	$1,197

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance.  During the most recent fiscal year, the Frontegra Columbus Core Fund’s (the Fund’s predecessor fund) portfolio turnover rate was 1,063% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in bonds of varying maturities, including mortgage and asset-backed securities.  The Fund invests primarily in investment grade bonds.  Investment grade bonds include bonds rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB- or higher by Standard & Poor’s (“S&P”).

The Advisor attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities. The investment process combines top-down interest rate management with bottom-up bond selection, focusing on undervalued issues in the fixed income market.  The Advisor employs a two-step process in managing the Fund.  The first step is to establish the portfolio’s duration, or interest rate sensitivity.  The Advisor determines whether the bond market is under- or over-priced by comparing current real interest rates (the nominal rate on the ten year bond less the Advisor’s estimate of inflation) to historical real interest rates.  If the current real rate is higher than historical norms, the market is considered undervalued and the Advisor will manage the portfolio with duration greater than the market duration. In general, securities with longer maturities are more sensitive to interest rate changes.  If the current real rate is less than historical norms, the market is considered overvalued and the Advisor will run a defensive portfolio by managing the portfolio with duration less than the market duration.  The Advisor normally structures the Fund so that the overall portfolio has a duration of between two and seven years based on market conditions.

Once the Advisor has determined an overall market strategy, the second step is to select the most attractive bonds for the Fund. The portfolio managers screen hundreds of bonds to determine how each will perform in various interest-rate environments. The portfolio managers construct these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The portfolio managers compare these investment opportunities and assemble the Fund’s portfolio from the best available values. The Advisor constantly monitors the expected returns of the securities in the Fund versus those available in the market and of other securities the firm is considering for purchase. The Advisor’s strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued. As a result of this strategy, the Fund’s portfolio turnover rate will vary from year to year depending on market conditions.

The Fund may also invest in credit default swap agreements, which may include both single-name credit default swap agreements and credit default swap index products, such as CDX index products.  These derivatives may be used to enhance Fund returns, increase liquidity and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more efficient or less expensive way.  The credit default swap agreements that the Fund invests in may provide investment grade fixed income exposure.

Main Risks

As with any mutual fund, there is a risk that you could lose money by investing in the Fund.  The shares offered by this Prospectus are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. (“UMB”) or any other banking institution.  They are not federally insured by the Federal Deposit Insurance Corporation or any other United States government agency.  These shares involve investment risks, including the possible loss of the principal invested.

Market Risks: The Fund’s investments are subject to market risk, which may cause the value of the Fund’s investments to decline. If the value of the Fund’s investments goes down, the share price of the Fund will go down, and you may lose money. U.S. and international markets have experienced extreme volatility, reduced liquidity, credit downgrades, increased likelihood of default and valuation difficulties in recent years.

Bond Risks:  The Fund’s investments are subject to the risks inherent in individual bond selections.  Yields and principal values of debt securities (bonds) will fluctuate.  Generally, values of debt securities change inversely with interest rates.  As interest rates go up, the value of debt securities tends to go down. As a result, the value of the Fund may go down.  Furthermore, these fluctuations tend to increase as a bond’s time to maturity increases, so a longer-term bond will decrease more for a given increase in interest rates than a shorter-term bond.  Fixed income securities may also be affected by changes in the credit rating or financial condition of their issuers.

Maturity Risks: The Fund will invest in bonds of varying maturities. Generally, the longer a bond’s maturity, the greater the risk. Conversely, the shorter a bond’s maturity, the lower the risk.

Credit Risks: Credit risk is the risk that an issuer will default on a security by failing to pay interest or principal when due.

Credit Ratings Risks: Ratings by nationally recognized ratings agencies generally represent the agencies’ opinion of the credit quality of an issuer and may prove to be inaccurate.

Income Risks: The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.

Mortgage- and Asset-Backed Securities Risks: Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities.  Mortgage- and asset-backed securities can also be subject to the risk of default on the underlying mortgages or other assets. Mortgage- and asset-backed securities are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected.

Portfolio Turnover Risks: When a Fund experiences a high portfolio turnover rate, you may realize significant taxable capital gains as a result of frequent trading of the Fund’s assets and the Fund will incur transaction costs in connection with buying and selling securities, which may lower the Fund’s return.

Liquidity Risks: Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that the Advisor would like to sell. The Advisor may have to lower the price, sell other securities instead or forego an investment opportunity.

Management Risks: The Fund is subject to management risk as an actively-managed investment portfolio and depends on the decisions of the portfolio managers to produce the desired results.

Valuation Risks: The securities held by the Fund are generally priced by an independent pricing service and may also be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the Fund’s Board of Trustees.  The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.

Credit Default Swap Risks: Credit default swaps and related instruments, such as credit default swap index products, may involve greater risks than if the Fund invested in the reference obligation directly. These instruments are subject to general market risks, liquidity risks and credit risks, and may result in a loss of value to the Fund. The credit default swap market may be subject to additional regulations in the future.

Leverage Risks Associated with Financial Instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged.  The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s returns have changed from year to year.  The table shows how the Fund’s average annual returns for 1, 5 and 10 year periods compare with those of a broad market benchmark index.  The Fund’s (and its predecessor fund’s) past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by visiting www.scoutfunds.com or by calling 1-800-996-2862.

The Frontegra Columbus Core Fund was reorganized into the Fund on April 21, 2011.  Based on an analysis of the attributes of the funds, the historical performance and financial history of the Frontegra Columbus Core Fund has been adopted by the Fund and is presented below.

There is no performance information quoted for Class Y shares of the Fund as Class Y shares were not offered for sale to the public prior to April 21, 2011.

Annual Total Return for Institutional Class Shares as of December 31 of Each Year

2002	2003	2004	2005	2006	2007	2008	2009	2010
6.81%	5.10%	4.56%	2.49%	4.57%	7.76%	-6.45%	28.36%	7.48%

During the periods shown in the bar chart above the Fund’s highest quarterly return was 20.71% (quarter ended June 30, 2009) and the Fund’s lowest quarterly return was -3.90% (quarter ended September 30, 2008).

Year-to-date return (through March 31, 2011): 0.73%

Average Annual Total Return as of December 31, 2010
Institutional Class	1 Year	5 Years	Since Inception (2/23/2001)
Return Before Taxes	7.48%	7.78%	6.51%
Return After Taxes on Distributions	6.40%	5.95%	4.72%
Return After Taxes on Distributions and Sale of Fund Shares	4.85%	5.56%	4.50%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)1	6.54%	5.80%	5.84%
Barclays Capital 1-5 Year Govt./Credit Index (reflects no deduction for fees, expenses or taxes)1	4.08%	5.05%	4.88%

1
In connection with the reorganization of the Frontegra Columbus Core Fund into the Fund, the Fund changed its primary benchmark to the Barclays Capital U.S. Aggregate Bond Index from the Barclays Capital 1-5 Year Govt./Credit Index.  The Barclays Capital U.S. Aggregate Bond Index, which has been the long-standing benchmark index for the Fund’s total return investment strategy, represents the securities of the U.S. dollar-denominated investment grade bond market, and is widely used as a reference benchmark for bond market performance.  The Fund’s old benchmark index, the Barclays Capital 1-5 Year Govt./Credit Index, was an appropriate benchmark for a fund that seeks income from investing in high-quality, short-term fixed income securities, which was the Fund’s prior investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor and Portfolio Managers

The Fund’s investment advisor is Scout Investments, Inc.

Portfolio Manager	Title	Experience Managing the Fund
Mark M. Egan	Lead Portfolio Manager of the Fund	Since December 2010 (and the predecessor fund since 2001)
Thomas M. Fink	Co-Portfolio Manager of the Fund	Since December 2010 (and the predecessor fund since 2001)
Todd Thompson	Co-Portfolio Manager of the Fund	Since December 2010 (and the predecessor fund since 2001)
Steven T. Vincent	Co-Portfolio Manager of the Fund	Since December 2010 (and the predecessor fund since 2009)

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

For important information about buying and selling fund shares and financial intermediary compensation, please turn to the section entitled “Important Additional Information” beginning on page 43 of the Prospectus.

SCOUT CORE PLUS BOND FUND SUMMARY

Investment Objective

The Fund’s investment objective is a high level of total return consistent with the preservation of capital.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Class Y
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None
____________________________

Annual Fund Operating Expenses (expenses deducted from Fund assets)	Institutional Class	Class Y
Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	None	0.25%
Other Expenses1	0.11%	0.26%
Total Annual Fund Operating Expenses	0.51%	0.91%
Less Advisor’s Fee Reduction and/or Expense Assumption2	(0.11)%	(0.11)%
Total Annual Fund Operating Expenses (after Fee Reduction and/or Expense Assumption)	0.40%	0.80%
____________________
1
“Other Expenses” for Class Y shares include a shareholder servicing fee of 0.15%. “Other Expenses” for Institutional Class shares and Class Y shares are based on the estimated amounts for the current fiscal year.

2
Scout Investments, Inc. (the “Advisor”) has entered into an agreement to reduce advisory fees and/or assume certain fund expenses through April 21, 2013 in order to limit the Total Annual Fund Operating Expenses (excluding any taxes, interest, brokerage fees and non-routine expenses) before taking into account any Rule 12b-1 fees, shareholder servicing fees or acquired fund fees and expenses to no more than 0.40%.  If Total Annual Fund Operating Expenses would fall below the expense limit, the Advisor may cause the Fund’s expenses to remain at the expense limit while it is reimbursed for fees that it reduced or expenses that it assumed during the previous three year period.  This expense limitation agreement may not be terminated prior to April 21, 2013 unless the Fund’s Board of Trustees consents to an earlier revision or termination as being in the best interests of the Fund.

Example:  The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Please note that only the first two years in the example reflect the effect of the Advisor’s contractual agreement to limit overall Fund expenses.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Core Plus Bond Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$41	$141	$263	$619
Class Y	$82	$268	$482	$1,099

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance.  During the most recent fiscal year, the Frontegra Columbus Core Plus Fund’s (the Fund’s predecessor fund) portfolio turnover rate was 1,006% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in bonds of varying maturities, including mortgage- and asset-backed securities.  The Fund invests primarily in investment grade bonds, but may also invest up to 25% of its assets in non-investment grade fixed income securities, also known as high yield securities.  Investment grade bonds include bonds rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB- or higher by S&P.

The Advisor attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities. The investment process combines top-down interest rate management with bottom-up bond selection, focusing on undervalued issues in the fixed income market. The Advisor employs a two-step process in managing the Fund. The first step is to establish the portfolio’s duration, or interest rate sensitivity. The Advisor determines whether the bond market is under- or over-priced by comparing current real interest rates (the nominal rate on the ten year bond less the Advisor’s estimate of inflation) to historical real interest rates. If the current real rate is higher than historical norms, the market is considered undervalued and the Advisor will manage the portfolio with duration greater than the market duration. In general, securities with longer maturities are more sensitive to interest rate changes.  If the current real rate is less than historical norms, the market is considered overvalued and the Advisor will run a defensive portfolio by managing the portfolio with duration less than the market duration.  The Advisor normally structures the Fund so that the overall portfolio has a duration of between two and seven years based on market conditions.

Once the Advisor has determined an overall market strategy, the second step is to select the most attractive bonds for the Fund. The portfolio managers screen hundreds of bonds to determine how each will perform in various interest-rate environments. The portfolio managers construct these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The portfolio managers compare these investment opportunities and assemble the Fund’s portfolio from the best available values. The Advisor constantly monitors the expected returns of the securities in the Fund versus those available in the market and of other securities the firm is considering for purchase. The Advisor’s strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued. As a result of this strategy, the Fund’s portfolio turnover rate will vary from year to year depending on market conditions.

The Fund may also invest in credit default swap agreements, which may include both single-name credit default swap agreements and credit default swap index products, such as CDX index products.  These derivatives may be used to enhance Fund returns, increase liquidity and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more efficient or less expensive way.  The credit default swap agreements that the Fund invests in may provide exposure to the entire investment grade and high yield fixed income market, which can include underlying issuers rated as low as CCC by S&P.

Main Risks

As with any mutual fund, there is a risk that you could lose money by investing in the Fund.  The shares offered by this Prospectus are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. (“UMB”) or any other banking institution.  They are not federally insured by the Federal Deposit Insurance Corporation or any other United States government agency.  These shares involve investment risks, including the possible loss of the principal invested.

Market Risks:  The Fund’s investments are subject to market risk, which may cause the value of the Fund’s investments to decline. If the value of the Fund’s investments goes down, the share price of the Fund will go down, and you may lose money. U.S. and international markets have experienced extreme volatility, reduced liquidity, credit downgrades, increased likelihood of default and valuation difficulties in recent years.

Bond Risks:  The Fund’s investments are subject to the risks inherent in individual bond selections.  Yields and principal values of debt securities (bonds) will fluctuate.  Generally, values of debt securities change inversely with interest rates.  As interest rates go up, the value of debt securities tends to go down. As a result, the value of the Fund may go down.  Furthermore, these fluctuations tend to increase as a bond’s time to maturity increases, so a longer-term bond will decrease more for a given increase in interest rates than a shorter-term bond.  Fixed income securities may also be affected by changes in the credit rating or financial condition of their issuers.

Maturity Risks:  The Fund will invest in bonds of varying maturities.  Generally, the longer a bond’s maturity, the greater the risk.  Conversely, the shorter a bond’s maturity, the lower the risk.

Credit Risks:  Credit risk is the risk that an issuer will default on a security by failing to pay interest or principal when due.

Credit Ratings Risks:  Ratings by nationally recognized ratings agencies generally represent the agencies’ opinion of the credit quality of an issuer and may prove to be inaccurate.

Income Risks:  The Fund’s income could decline due to falling market interest rates.  In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.

Mortgage- and Asset-Backed Securities Risks:  Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities.  Mortgage- and asset-backed securities can also be subject to the risk of default on the underlying mortgages or other assets.  Mortgage- and asset-backed securities are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected.

Portfolio Turnover Risks:  When a Fund experiences a high portfolio turnover rate, you may realize significant taxable capital gains as a result of frequent trading of the Fund’s assets and the Fund will incur transaction costs in connection with buying and selling securities, which may lower the Fund’s return.

Liquidity Risks:  Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that the Advisor would like to sell.  The Advisor may have to lower the price, sell other securities instead or forego an investment opportunity.

Management Risks:  The Fund is subject to management risk as an actively-managed investment portfolio and depends on the decisions of the portfolio managers to produce the desired results.

Valuation Risks:  The securities held by the Fund are generally priced by an independent pricing service and may also be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the Fund’s Board of Trustees.  The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.

Credit Default Swap Risks:  Credit default swaps and related instruments, such as credit default swap index products, may involve greater risks than if the Fund invested in the reference obligation directly.  These instruments are subject to general market risks, liquidity risks and credit risks, and may result in a loss of value to the Fund.  The credit default swap market may be subject to additional regulations in the future.

Leverage Risks Associated with Financial Instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged.  The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

High Yield Security Risks:  High yield securities involve greater risk than investment grade securities, including the possibility of default or bankruptcy.  They tend to be more sensitive to economic conditions than higher-rated debt securities and, as a result, are generally more sensitive to credit risk than securities in the higher-rated categories.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s returns have changed from year to year.  The table shows how the Fund’s average annual returns for 1, 5 and 10 year periods compare with those of a broad market benchmark index.  The Fund’s (and its predecessor fund’s) past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by visiting www.scoutfunds.com or by calling 1-800-996-2862.

The Frontegra Columbus Core Plus Fund was reorganized into the Fund on April 21, 2011.  Prior to that date, the Fund had no investment operations.  Therefore, the historical returns shown below are those of the Frontegra Columbus Core Plus Fund.  The Frontegra Columbus Core Plus Fund had the same investment objective and substantially similar investment strategies as the Fund, and was managed by the same portfolio managers.

Annual Total Return for Institutional Class Shares as of December 31 of Each Year

2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
7.40%	5.72%	9.22%	5.04%	2.65%	6.50%	7.86%	-9.15%	35.19%	10.06%

During the periods shown in the bar chart above the Fund’s highest quarterly return was 25.80% (quarter ended June 30, 2009) and the Fund’s lowest quarterly return was -5.13% (quarter ended September 30, 2008).

Year-to-date return (through March 31, 2011): 0.96%

Average Annual Total Return as of December 31, 2010

Institutional Class	1 Year	5 Years	10 Years
Return Before Taxes	10.06%	9.20%	7.58%
Return After Taxes on Distributions	6.80%	6.11%	4.96%
Return After Taxes on Distributions and Sale of Fund Shares	6.50%	6.02%	4.91%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	6.54%	5.80%	5.84%

Class Y	1 Year	Since Inception (11/12/2009)
Return Before Taxes	9.59%	8.63%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	6.54%	5.30%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor and Portfolio Managers

The Fund’s investment advisor is Scout Investments, Inc.

Portfolio Manager	Title	Experience Managing the Fund
Mark M. Egan	Lead Portfolio Manager of the Fund	Since April 2011 (and the predecessor fund since 1996)
Thomas M. Fink	Co-Portfolio Manager of the Fund	Since April 2011 (and the predecessor fund since 2000)
Todd Thompson	Co-Portfolio Manager of the Fund	Since April 2011 (and the predecessor fund since 2001)
Steven T. Vincent	Co-Portfolio Manager of the Fund	Since April 2011 (and the predecessor fund since 2009)

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or a combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

For important information about buying and selling fund shares and financial intermediary compensation, please turn to the section entitled “Important Additional Information” beginning on page 43 of the Prospectus.

IMPORTANT ADDITIONAL INFORMATION

Purchase and Sale of Fund Shares. Shareholders may purchase and sell shares of a Fund on each day that the Fund is open for business, which is normally any day that the New York Stock Exchange is open for unrestricted trading.

For the Scout Stock, Mid Cap, Small Cap, TrendStar Small Cap, International and International Discovery Funds:

Type of Account	Initial Minimum Purchase	Additional Minimum Purchase
Regular (Individual, joint, corporate or trust)	$1,000	$100
IRA (including spousal, Roth & SEP IRAs and Coverdell Education Savings Accounts)	$100	$100
Gifts to Minors (UGMA/UTMA)	$250	$100
Automatic Investment Plan	$100	$50
Exchanges	$1,000	$1,000

For the Scout Core Bond and Core Plus Bond Funds:

	Class Y		Institutional Class
Type of Account	Initial Minimum Purchase	Additional Minimum Purchase	Initial Minimum Purchase	Additional Minimum Purchase
Regular (Individual, joint, corporate or trust)	$1,000	$100	$100,000	$100
IRA (including spousal, Roth & SEP IRAs and Coverdell Education Savings Accounts)	$100	$100	$100,000	$100
Gifts to Minors (UGMA/UTMA)	$250	$100	$100,000	$100
Automatic Investment Plan	$100	$50	$100,000	$50
Exchanges	$1,000	$1,000	$100,000	$1,000

You may purchase, redeem or exchange shares by regular mail (Scout Funds, P.O. Box 1241, Milwaukee, WI 53201-1241), overnight courier (Scout Funds, 803 West Michigan Street, Milwaukee, WI 53233-2301), telephone (1-800-996-2862) or online (www.scoutfunds.com).

Shares issued by the Scout Core Bond Fund (previously called Scout Bond Fund) before the reorganization of the Frontegra Columbus Core Fund with and into the Scout Core Bond Fund on April 21, 2011, as well as those issued in connection with the reorganization, are Institutional Class shares.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES AND PORTFOLIO HOLDINGS

Investment Objectives. The investment objectives of the Scout Stock Fund and Scout International Fund are the long-term growth of capital and income.  The investment objectives of the Scout Mid Cap Fund, Scout Small Cap Fund, Scout TrendStar Small Cap Fund and Scout International Discovery Fund are the long-term growth of capital.  The investment objectives of the Scout Core Bond Fund and Scout Core Plus Bond Fund are a high level of total return consistent with the preservation of capital.  Each Fund’s investment objective may be changed by the Board without shareholder approval.  If the Board approves a change in a Fund’s investment objective, shareholders will be given advance written notice of the change.  Each Fund intends to pursue its objective by investing as described above and will dispose of portfolio holdings any time that the Advisor believes that they are no longer suitable for achieving the Fund’s objective.

In cases where a Fund has adopted a policy of investing at least 80% of its assets in the type of securities suggested by the Fund’s name, the Fund will (as indicated above) provide shareholders with written notice of the change at least sixty days before it occurs.

Scout Core Bond Fund and Scout Core Plus Bond Fund – Principal Investment Strategies.

The Scout Core Bond Fund and Scout Core Plus Bond Fund (each a “Bond Fund” and, together, the “Bond Funds”) invest primarily in diversified portfolios of fixed income securities of varying maturities. Under normal market conditions, each Bond Fund will invest at least 80% of its assets, determined at the time of purchase, in bonds.

Types of bonds include: short-term fixed income securities; U.S. government securities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Investment grade bonds include bonds rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB- or higher by Standard & Poor’s (“S&P”). With respect to the Scout Core Plus Bond Fund only, the investment strategy of the Fund is referred to as “Core Plus” because the Advisor has the ability to add high yield securities to a core portfolio of investment grade securities.

The Advisor attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities. The investment process combines top-down interest rate management with bottom-up bond selection, focusing on undervalued issues in the fixed income market. The Advisor employs a two-step process in managing the Bond Funds. The first step is to establish the portfolio’s duration, or interest rate sensitivity. The Advisor determines whether the bond market is under- or over-priced by comparing current real interest rates (the nominal rate on the ten year bond less the Advisor’s estimate of inflation) to historical real interest rates. If the current real rate is higher than historical norms, the market is considered undervalued and the Advisor will manage the portfolio with duration greater than the market duration. In general, securities with longer maturities are more sensitive to interest rate changes.  If the current real rate is less than historical norms, the market is considered overvalued and the Advisor will run a defensive portfolio by managing the portfolio with duration less than the market duration.

Once the Advisor has determined an overall market strategy, the second step is to select the most attractive bonds for each Bond Fund. The portfolio managers screen hundreds of bonds to determine how each will perform in various interest-rate environments. The portfolio managers construct these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The portfolio managers compare these investment opportunities and assemble each Bond Fund’s portfolio from the best available values. The Advisor constantly monitors the expected returns of the securities in each Bond Fund versus those available in the market and of other securities the firm is considering for purchase. The Advisor’s strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued. As a result of this strategy, each Bond Fund’s portfolio turnover rate will vary from year to year depending on market conditions.

The portfolio duration of each Bond Fund will normally fall between two and seven years based on market conditions. Duration is a measure of a fixed income security’s average life that reflects the present value of the security’s cash flow, and accordingly is a measure of price sensitivity to interest rate changes. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%. Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%. The longer the duration, the more susceptible the portfolio will be to changes in interest rates.

Fixed Income Securities. Issuers of fixed income securities have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain securities (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates. As a result, the Bond Funds may be required to invest the unanticipated proceeds of the called security at lower interest rates, which may cause a Bond Fund’s income to decline.

Commercial paper generally is considered the shortest form of fixed income security. Notes whose original maturities are two years or less are considered short-term obligations. The term “bond” generally refers to securities with maturities longer than two years. Bonds with maturities of three years or less are considered short-term, bonds with maturities between three and ten years are considered intermediate-term, and bonds with maturities greater than ten years are considered long-term.

Mortgage- and Other Asset-Backed Securities. The Bond Funds may invest in mortgage- and other asset-backed securities. Mortgage-backed securities represent direct or indirect participation in mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not mortgage loans. Instead, they include assets such as motor vehicle installment sales contracts, installment loan contracts, home equity loans, leases of various types of property and receivables from credit card issuers or other revolving credit arrangements.

Credit Default Swaps. The Bond Funds may enter into single-name credit default swap agreements in order to gain exposure to a particular company when it is more economically viable than traditional bonds. The Bond Funds may enter into credit default swap agreements either as a buyer or seller. A credit default swap agreement is an instrument that enables the Bond Funds to buy or sell protection against a defined credit event, which is typically a default. The credit default swap agreement may have as a reference obligation one or more securities that are not currently held by the Bond Funds. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional” amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. As a seller, a Bond Fund receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Bond Fund typically must pay the contingent payment to the buyer, which is generally the par value (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Bond Fund is a buyer and no credit event occurs, the Bond Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit Default Swap Index Products. The Bond Funds may also invest in credit default swap index products, in particular CDX index products, and in options on credit default swap index products. These instruments are designed to track segments of the credit default swap market and provide investors with exposure to specific “baskets” of issuers of bonds or loans. These instruments allow the Bond Funds to obtain broad market exposure, with less company-specific risk than single-name credit default swap agreements.

Ratings Agencies. Ratings agencies, such as S&P, are organizations that assign ratings to securities based on that agency’s opinion of the quality of debt securities. It should be emphasized, however, that ratings are general, are not absolute standards of quality and do not reflect an evaluation of market risk. Debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

Non-Investment Grade Debt Securities (High Yield Securities) (Scout Core Plus Bond Fund Only). Although the Scout Core Plus Bond Fund primarily will invest in investment grade fixed income securities, the Fund may invest up to 25% of its assets in fixed income securities that are rated below investment grade. Investment grade fixed income securities include bonds rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB- or higher by S&P. High yield securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Although it is not precluded from doing so, the Fund generally does not invest in high yield securities rated below BB by S&P.

Temporary Strategies. Each Bond Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when a Bond Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in cash or in those types of money market investments for temporary defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment.

Scout Core Bond Fund and Scout Core Plus Bond Fund – Principal Risk Factors.

Market Risks. Each Bond Fund’s investments are subject to market risk, which may cause the value of a Bond Fund’s investments to decline. If the value of a Bond Fund’s investments goes down, you may lose money. The share price of each Bond Fund is expected to fluctuate. Your shares at redemption may be worth more or less than your initial investment. U.S. and international markets have experienced extreme volatility, reduced liquidity, credit downgrades, increased likelihood of default and valuation difficulties in recent years.

Bond Risks. Each Bond Fund’s investments are subject to the risks inherent in individual bond selections.  Yields and principal values of debt securities (bonds) will fluctuate.  Generally, values of debt securities change inversely with interest rates.  As interest rates go up, the value of debt securities tends to go down. As a result, the value of a Bond Fund may go down.  Furthermore, these fluctuations tend to increase as a bond’s time to maturity increases, so a longer-term bond will decrease more for a given increase in interest rates than a shorter-term bond.  Fixed income securities may also be affected by changes in the credit rating or financial condition of their issuers.  Generally, the lower the credit rating of a security, the higher the degree of risk as to the payment of interest and return of principal.

Maturity Risks. The Bond Funds will invest in bonds of varying maturities. A bond’s maturity is one indication of the interest rate exposure of a security. Generally, the longer a bond’s maturity, the greater the risk. Conversely, the shorter a bond’s maturity, the lower the risk.

Credit Risks. Individual issues of fixed income securities in the Bond Funds may also be subject to the credit risk of the issuer. Credit risk is the risk that an issuer will default on a security by failing to pay interest or principal when due. Credit markets are currently experiencing greater volatility due to recent market conditions.

Credit Ratings Risks. Ratings by nationally recognized rating agencies represent the agencies’ opinion of the credit quality of an issuer. However, these ratings are not absolute standards of quality and do not guarantee the creditworthiness of an issuer. Ratings do not necessarily address market risk and may not be revised quickly enough to reflect changes in an issuer’s financial condition.

Income Risks. The Bond Funds’ income could decline due to falling market interest rates. In a falling interest rate environment, the Bond Funds may be required to invest their assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of the Bond Funds for any particular period.

Mortgage- and Asset-Backed Securities Risks. The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. For example, interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and principal may be prepaid at any time. As a result, if a Bond Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. If a Bond Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities. Mortgage- and asset-backed securities can also be subject to the risk of default on the underlying mortgages or other assets.

Portfolio Turnover Risks. The portfolio turnover rate indicates changes in a Bond Fund’s securities holdings. When a Bond Fund experiences a high portfolio turnover rate, you may realize significant taxable capital gains as a result of frequent trading of the Fund’s assets and the Fund will incur transaction costs in connection with buying and selling securities. Tax and transaction costs lower a Bond Fund’s effective return for investors.

Liquidity Risks. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that the Advisor would like to sell. The Advisor may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on a Bond Fund’s management or performance.

Management Risks. The Bond Funds are subject to management risk as actively-managed investment portfolios. The Advisor and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Bond Funds, but there can be no guarantee that these will produce the desired results. If the Advisor is not able to select better-performing fixed income securities, the Bond Funds may lose money.

Valuation Risks. The securities held by the Bond Funds are generally priced by an independent pricing service and may also be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the Board of Trustees. The independent pricing service provides prices for debt securities that are based on various market inputs and industry information. The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by the pricing service or dealers or the fair valuations will vary depending on the information that is available.

Credit Default Swap Risks. Credit default swaps may involve greater risks than if the Bond Funds had invested in the reference obligation directly. Credit default swaps are subject to general market risks, liquidity risks and credit risks. As noted above, if a Bond Fund is a buyer in a credit default swap agreement and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Bond Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to a Bond Fund. Credit default swap index products, in particular CDX index products, and options on credit default swap index products are subject to liquidity risks as well as other risks associated with investments in credit default swaps.

The Dodd-Frank Wall Street Reform and Consumer Protection Act includes new regulations to the credit default swap market and additional regulations will be forthcoming by the CFTC and other agencies. The regulation and performance of the credit default swap market is uncertain.

Leverage Risks Associated with Financial Instruments. Certain derivatives that the Bond Funds may use may create leverage. Derivatives that involve leverage can result in losses to the Bond Funds that exceed the amount originally invested in the derivatives.

High Yield Security Risk (Scout Core Plus Bond Fund Only). High yield securities tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Scout Core Plus Bond Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. Periods of economic uncertainty generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.

Disclosure of Portfolio Holdings.  Each Fund makes a complete list of its portfolio holdings publicly available on the Funds’ web site, scoutfunds.com, approximately thirty days after the end of each month. Further, each Fund that holds equity securities discloses its top ten equity holdings on the Funds’ web site approximately fifteen days after the end of each fiscal quarter. This information is made available in order to enhance communications to the Funds’ shareholders and provide them with additional means of monitoring and evaluating their investments in the Funds. A further description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”).

INVESTMENT ADVISOR AND PORTFOLIO MANAGERS

INVESTMENT ADVISOR

Scout Investments, Inc. is each Fund’s investment advisor. The Advisor is a wholly-owned subsidiary of UMB Financial Corporation and is located at 1010 Grand Boulevard, Kansas City, Missouri. The Advisor maintains an experienced portfolio management and investment analysis and research staff. As of December 31, 2010, assets under the management of the Advisor were approximately $19.8 billion.

William B. Greiner is the Chief Investment Officer of the Advisor. Mr. Greiner was the Chief Investment Officer at UMB from 1999 to September 2003. From September 2003 to June 2004, Mr. Greiner managed private accounts and then returned to resume his role at UMB and the Advisor. Prior to originally joining UMB, he managed investments at Northern Trust Company, Chicago, Illinois. Mr. Greiner received his Bachelor of Arts in Business Administration – Economics/Finance from Washburn University.  He has been employed by the Advisor since June 2004.  Mr. Greiner is a CFA® charterholder, a member of the Kansas City CFA Society, and the CFA Institute, and has over 25 years investment management experience.

The Funds have entered into an Investment Advisory Agreement with the Advisor. Pursuant to the Investment Advisory Agreement, the Advisor manages each Fund’s assets in accordance with the Fund’s investment objectives and policies. The Advisor makes all determinations with respect to the purchase and sale of securities in the Fund’s portfolio, including decisions on execution of the transactions, all subject to supervision of the Board of Trustees of the Scout Funds.  The Investment Advisory Agreement limits the liability of the Advisor, as well as its officers and employees, to acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations or duties.

The Scout Stock Fund pays the Advisor an advisory fee at the annual rate of 0.60% on the first $1 billion of the Fund’s average daily net assets and 0.575% on the Fund’s average daily net assets over $1 billion. The Scout Mid Cap Fund pays the Advisor an advisory fee at the annual rate of 0.80% on the first $1 billion of the Fund’s average daily net assets and 0.70% on the average daily net assets over $1 billion. The Scout Small Cap Fund pays the Advisor an advisory fee at the annual rate of 0.75% on the first $1 billion of the Fund’s average daily net assets and 0.65% on the average daily net assets over $1 billion. The Scout TrendStar Small Cap Fund pays the Advisor an advisory fee at the annual rate of 0.75% of the Fund’s average daily net assets. The Scout International Fund pays the Advisor an advisory fee at the annual rate of 0.80% on the first $1 billion of the Fund’s average daily net assets and 0.70% on the average daily net assets over $1 billion. The Scout

International Discovery Fund pays the Advisor an advisory fee at the annual rate of 0.95% on the first $1 billion of the Fund’s average daily net assets and 0.85% on the average daily net assets over $1 billion. The Scout Core Bond Fund and the Scout Core Plus Bond Fund each pay the Advisor an advisory fee at the annual rate of 0.40% on the respective Fund’s average daily net assets. These advisory fees are paid monthly.

For the fiscal year ended June 30, 2010, the Advisor earned the following fees for investment advisory services performed as a percentage of average daily net assets:  Scout Stock Fund, 0.60%; Scout Mid Cap Fund, 0.80%; Scout Small Cap Fund, 0.75%; Scout TrendStar Small Cap Fund, 0.75%; Scout International Fund, 0.72%; Scout International Discovery Fund, 0.95%; and Scout Core Bond Fund, 0.40%.

The Advisor has entered into a contractual agreement to reduce all or a portion of its advisory fees and, if necessary, to assume certain other expenses through October 31, 2012 for the Scout Stock, Mid Cap, TrendStar Small Cap and International Discovery Funds to the extent necessary so that net annual fund operating expenses (excluding any taxes, interest, brokerage fees and non-routine expenses) before taking into account any acquired fund fees and expenses of the Scout Stock, Mid Cap, TrendStar Small Cap and International Discovery Funds do not exceed 0.90%, 1.40%, 1.30% and 1.60% of each Fund’s average daily net assets.  The Advisor has entered into a contractual agreement to reduce all or a portion of its advisory fees and, if necessary, to assume certain other expenses through April 21, 2013 for the Scout Core Bond and Core Plus Bond Funds to the extent necessary so that net annual fund operating expenses (excluding any taxes, interest, brokerage fees and non-routine expenses) before taking into account any Rule 12b-1 fees, shareholder servicing fees or acquired fund fees and expenses of the Scout Core Bond and Core Plus Bond Funds do not exceed 0.40% of each Fund’s average daily net assets.  After their expiration date, the Trust’s Board and the Advisor may agree to continue, modify or terminate the expense limitation arrangements.  Under the expense limitation agreements described above, the Advisor retains the right to seek reimbursement from each Fund of fees previously reduced or expenses previously assumed to the extent such fees were reduced or expenses were assumed within three years of such reimbursement and such reimbursement will not exceed any applicable expense limitation agreement that was in place for the Fund at the time the fees were reduced or expenses were assumed.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement for the Scout Stock, Mid Cap, Small Cap, TrendStar Small Cap, International, International Discovery and Core Bond Funds is available in the Funds’ Annual Report to Shareholders for the fiscal year ended June 30, 2010.  A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement for the Scout Core Plus Bond Fund will be available in the Funds’ Annual Report to Shareholders for the fiscal year ended June 30, 2011.

PORTFOLIO MANAGERS

Information about the portfolio managers of each Fund is provided below.  The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund(s) he/she manages.

SCOUT STOCK FUND

James A. Reed II is the lead portfolio manager of the Scout Stock Fund. Mr. Reed has served as a portfolio manager of the Fund since May 2001. Mr. Reed has worked at UMB in various investment positions since 1988, including as an investment analyst, a portfolio manager and

Director of Research. He has been employed by the Advisor since May 2001. Currently, Mr. Reed is a Senior Vice President of the Advisor. Mr. Reed earned his Bachelor of Arts in History from Dartmouth College and his Juris Doctorate from Washington & Lee University School of Law.  Mr. Reed is a CFA® charterholder and is a member of the Kansas City CFA Society, the CFA Institute and the Kansas City Metropolitan Bar Association.

Larry Valencia is the co-portfolio manager of the Scout Stock Fund.  Mr. Valencia was previously a co-portfolio manager of the Scout Growth Fund.  Mr. Valencia has served in various positions at UMB since 2000 and is currently Director of Research of the Advisor.  Mr. Valencia is a CFA® charterholder and has more than 25 years investment experience, including portfolio and pension account management and software design for financial applications. Mr. Valencia joined UMB in February 2000 and prior to that, he worked at Security Benefit Group from 1994-2000. Mr. Valencia received his Bachelor of Science in Business Administration from Illinois College and his  MBA from the University of Denver. Mr. Valencia is a member of the Kansas City CFA Society and the CFA Institute. Mr. Valencia has been employed by the Advisor since May 2001.

SCOUT MID CAP FUND

G. Patrick Dunkerley is the lead portfolio manager of the Scout Mid Cap Fund, and has served as the lead portfolio manager since the Fund’s inception on October 31, 2006. Mr. Dunkerley is a CFA® charterholder and has more than 17 years investment experience. He joined UMB and the Advisor in 2006, following previous employment at Victory Capital Management from 2001-2006, where he served as an assistant portfolio manager, and subsequently as chief investment officer of mid cap core equity and as the lead portfolio manager of a mid cap mutual fund and mid cap separate accounts. Mr. Dunkerley earned his Bachelor of Science in Business Administration from the University of Missouri and his MBA from Golden Gate University. Mr. Dunkerley is a member of the Kansas City CFA Society and the CFA Institute.

Derek M. Smashey and John A. Indellicate II are co-portfolio managers of the Scout Mid Cap Fund.

Mr. Smashey has served as a co-portfolio manager since the Scout Mid Cap Fund’s inception on October 31, 2006. Mr. Smashey is a CFA® charterholder and has more than seven years investment experience. He joined UMB and the Advisor in 2006, following previous employment at Nations Media Partners, Inc. from 2003-2006, where he served as an associate director, and Sprint Corporation from 2000-2003 where he served as Internal Consultant. Mr. Smashey earned his Bachelor of Science in Finance from Northwest Missouri State University and his MBA from the University of Kansas. Mr. Smashey is a member of the Kansas City CFA Society and the CFA Institute.

Mr. Indellicate has served as a co-portfolio manager of the Scout Mid Cap Fund since June of 2011.  Mr. Indellicate is a CFA® charterholder and has more than 7 years of investment experience.  He joined UMB and the Advisor in 2004 and has since served as a quantitative analyst and a securities analyst.  He earned his Bachelor of Arts in Economics from Harvard University.  Mr. Indellicate is a member of the CFA Institute and sits on the board of directors Kansas City CFA Society.

SCOUT SMALL CAP FUND

Thomas W. Laming is the lead portfolio manager of the Scout Small Cap Fund.  Mr. Laming became the lead portfolio manager of the Scout Small Cap Fund in May 2010, and has served as the lead portfolio manager of the Scout TrendStar Small Cap Fund since it was reorganized into the Scout Funds family in 2009 (and of its predecessor, the TrendStar Small Cap Fund since its inception in 2003). Mr. Laming joined the Advisor in 2009, when the Advisor acquired the advisory business of TrendStar Advisors, LLC. Mr. Laming served as President and Chief Investment Officer of TrendStar Advisors, LLC, a firm that he founded, from 2003-2009. Previously, Mr. Laming served as Senior Vice President and Portfolio Manager with Kornitzer Capital Management, Inc., in Shawnee Mission, Kansas, having joined that firm in January 1993.  While at Kornitzer, Mr. Laming served as Chief Equity Strategist for the Buffalo Funds and was co-lead manager for all of the equity mutual funds at Buffalo, including the Buffalo Small Cap, Mid Cap, Large Cap, USA Global and Science & Technology funds.  Previously, Mr. Laming served as a Senior Engineer at Martin Marietta in Denver, and served as a Staff Engineer with TRW at the Johnson Space Center in Houston and at TRW’s Space Park Facility in Redondo Beach. While an engineer, Mr. Laming’s work dealt primarily with spacecraft design.  Mr. Laming also worked as a technology analyst with Waddell & Reed in Overland Park, Kansas. Mr. Laming is a Senior Member of the American Institute of Aeronautics and Astronautics and holds an MBA from Indiana University, a Master of Science in Aeronautics and Astronautics from the Massachusetts Institute of Technology and a Bachelor of Science, with highest distinction, in Physics from the University of Kansas.

James R. McBride is a co-portfolio manager of the Scout Small Cap Fund. Mr. McBride joined the Advisor in 2009. Prior to joining the Advisor, Mr. McBride co-founded and served as Vice President/Portfolio Manager of TrendStar Advisors, LLC from 2003-2009. Mr. McBride was also previously employed by Kornitzer Capital Management, Inc. as a Vice President and research analyst from 2000 until he left to co-found TrendStar Advisors, LLC in August, 2003. Prior to joining Kornitzer Capital, Mr. McBride served in a number of increasingly responsible positions with Hewlett-Packard and subsidiary companies of Hewlett-Packard from 1989 through 2000. Mr. McBride earned a Bachelor of Science, with honors, in Mechanical Engineering from Wichita State University in 1983 and an MBA in Finance from Indiana University in 1989. Mr. McBride is also a graduate of the General Electric Manufacturing Management Program for Manufacturing Engineers in 1986.  He is a CFA® charterholder.

Jason Votruba is a co-portfolio manager of the Scout Small Cap Fund. Mr. Votruba joined the Advisor in 2002 following previous employment providing investment advice at George K. Baum & Company from 2000-2002 and Commerce Bank from 1998-2000. Mr. Votruba has been serving as a portfolio manager of the Scout Small Cap Fund since his tenure with the Advisor began. Mr. Votruba earned his Bachelor of Science in Business Administration from Kansas State University. He is a CFA® charterholder and a member of the Kansas City CFA Society.

SCOUT TRENDSTAR SMALL CAP FUND

Thomas W. Laming is the lead portfolio manager of the Scout TrendStar Small Cap Fund.  His biographical information appears above.

James R. McBride is the co-portfolio manager of the Scout TrendStar Small Cap Fund. His biographical information appears above.

SCOUT INTERNATIONAL FUND

James L. Moffett is the lead portfolio manager of the Scout International Fund. Mr. Moffett has served as the lead portfolio manager of the Fund since 1993.  Mr. Moffett is the Advisor’s Chief International Strategist. Mr. Moffett has been with UMB (previously Commercial National Bank) since 1979 and has been employed by the Advisor since May 2001.   He is a CFA® charterholder and has over 40 years of investment management experience. Mr. Moffett received his Bachelor of

Arts in History from Harvard University and his MBA from Stanford University. Mr. Moffett is a member of the Kansas City CFA Society and the CFA Institute.

Gary Anderson is a co-portfolio manager of the Scout International Fund. Mr. Anderson joined UMB in 2000 and the Advisor in 2001, following previous employment at Aventis from 1992-2000. Mr. Anderson is a CFA® charterholder and a member of the Kansas City CFA Society. Mr. Anderson earned his Bachelor of Arts in Mathematics and MBA from the University of Minnesota.

Michael P. Fogarty is a co-portfolio manager of the Scout International Fund.  Mr. Fogarty previously was an assistant portfolio manager of the Scout International Fund from 2003 through December 2007.  Mr. Fogarty is a CFA® charterholder and has more than 23 years of investment experience.  Mr. Fogarty is the Advisor’s Director of International Research.  He joined UMB and the Advisor in 2002, following previous employment at UniCredit Aton from 2001-2002, Phoenix Networks from 1999-2000, Sterling Grace Capital Management from 1995-1999 and Worldsec International from 1992-1995.  He earned his Bachelor of Science in Accounting and Business Administration from the University of Kansas and his MBA from the Olin School of Business at Washington University.   Mr. Fogarty is a member of the CFA Institute and Vice-President of the Kansas City CFA Society.

SCOUT INTERNATIONAL DISCOVERY FUND

Michael D. Stack is the lead portfolio manager of the Scout International Discovery Fund. Mr. Stack joined UMB and the Advisor in February of 2006, following previous employment at Overseas Asset Management (Cayman) LTD from 2002-2004, U.S. Trust Company of New York from 1998-2001 and J&T Securities, Inc. from 1996-1997. Mr. Stack is a CFA® charterholder, a member of the Kansas City CFA Society and the CFA Institute. Mr. Stack earned his Bachelor of Commerce degree from University College Dublin and an MBA in Finance from Columbia Business School in New York. Mr. Stack was an assistant portfolio manager of the Scout International Fund from February 2006 through December 2007.

Mark G. Weber is the co-portfolio manager of the Scout International Discovery Fund.  Mr. Weber is a CFA® charterholder and has more than 8 years of investment experience.  He joined UMB and the Advisor in 2008, following previous employment at Morningstar UK Ltd. from 2006-2008, where he served as an analyst for European equities.  Mr. Weber also served as an equities analyst for Morningstar, Inc. from 2003-2006.  He earned his Bachelor of Arts in Modern History from Oxford University and his MBA from the University of Kansas.   Mr. Weber is a member of the Kansas City CFA Society and the CFA Institute.

SCOUT CORE BOND FUND AND SCOUT CORE PLUS BOND FUND

No portfolio manager is solely responsible for making recommendations for portfolio purchases and sales.  Instead, all portfolio managers work together to develop investment strategies with respect to the Scout Core Bond and Core Plus Bond Funds’ portfolio structure and issue selection.  Portfolio strategy is reviewed weekly by all the portfolio managers.  A staff of research analysts, traders and other investment professionals supports the portfolio managers.

Mark M. Egan is the lead portfolio manager of the Scout Core Bond Fund and Scout Core Plus Bond Fund.  Thomas M. Fink, Todd Thompson and Steven T. Vincent are co-portfolio managers of the Funds.  Mr. Egan joined the Advisor on November 30, 2010.  He oversees the entire fixed income division of the Advisor, Reams Asset Management, and retains oversight over all investment decisions.  Mr. Egan was a Portfolio Manager of Reams Asset Management Company, LLC (“Reams”) from April 1994 until November 2010 and was a Portfolio Manager of Reams

Asset Management Company, Inc. from June 1990 until March 1994.  Mr. Egan was a Portfolio Manager of National Investment Services until May 1990.

Mr. Fink joined the Advisor on November 30, 2010.  He was a Portfolio Manager at Reams from December 2000 until November 2010.  Mr. Fink was previously a Portfolio Manager at Brandes Fixed Income Partners from 1999 until 2000, Hilltop Capital Management from 1997 until 1999, Centre Investment Services from 1992 until 1997 and First Wisconsin Asset Management from 1986 until 1992.

Mr. Thompson joined the Advisor on November 30, 2010.  He was a Portfolio Manager at Reams from July 2001 until November 2010.  Mr. Thompson was a Portfolio Manager at Conseco Capital Management from 1999 until June 2001 and was a Portfolio Manager at the Ohio Public Employees Retirement System from 1994 to 1999.

Mr. Vincent joined the Advisor on November 30, 2010.  He was a Portfolio Manager at Reams from October 2005 until November 2010.  Mr. Vincent was a Senior Fixed Income Analyst at Reams from September 1994 to October 2005.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years (or, if shorter, the period of a Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent how much an investor in each Fund would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

In 2009 TrendStar Advisors, LLC (“TrendStar”), the investment advisor to the TrendStar Small-Cap Fund, entered into an agreement to sell its investment advisory business to the Advisor.  Under the agreement, Thomas W. Laming and James R. McBride, TrendStar’s portfolio managers, joined the Advisor and the TrendStar Small-Cap Fund was reorganized into the Scout Funds family as the Scout TrendStar Small Cap Fund.  Prior to the reorganization, the Scout TrendStar Small Cap Fund had no investment operations.  The financial highlights information for this Fund is based on the financial history of the TrendStar Small-Cap Fund.

Effective April 21, 2011, the Frontegra Columbus Core Fund was reorganized into the Scout Core Bond Fund and the Frontegra Columbus Core Plus Fund was reorganized into the Scout Core Plus Bond Fund.  As a result of the reorganization, the Scout Core Bond Fund is carrying forward the performance and accounting history of the Frontegra Columbus Core Fund, as the Frontegra Columbus Core Fund is the accounting survivor of the reorganization. Additionally, prior to April 21, 2011, the Scout Core Plus Bond Fund had no investment operations. Therefore, as successor to the Frontegra Columbus Core Plus Fund, the financial highlights information for the Scout Core Plus Bond Fund is based on the financial history of the Frontegra Columbus Core Plus Fund.

The information for each Fund for the most recent six month period ended December 31, 2010 is unaudited.  The information for the Scout Stock Fund, Scout Mid Cap Fund, Scout Small Cap Fund, Scout International Fund and Scout International Discovery Fund for the periods ended prior to July 1, 2008 was audited by other auditors.  The information for the Scout TrendStar Small Cap Fund for the periods ended prior to June 30, 2009 was audited by Cohen Fund Audit Services, Ltd.  The information for the other periods of the Frontegra Columbus Core Fund and Frontegra Columbus Core Plus Fund was audited by Ernst & Young LLP.  The information for the other periods of the other Funds has been audited by Deloitte & Touche LLP, whose report, along with each Fund’s financial statements, are included in the Annual Report, which is available upon request.

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

SCOUT STOCK FUND

	For the Six Months Ended December 31, 2010 (Unaudited)	For the Years Ended June 30,
		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 10.61	$ 9.96	$ 12.98	$ 15.23	$ 15.09	$ 15.33

Income from Investment Operations:
Net investment income	0.08	0.10	0.11	0.16	0.17	0.14
Net realized and unrealized gain (loss) on securities	2.16	0.65	(2.88)	(0.50)	1.78	1.79
Total from Investment Operations	2.24	0.75	(2.77)	(0.34)	1.95	1.93

Distributions from:
Net investment income	—(a)	(0.10)	(0.11)	(0.15)	(0.17)	(0.15)
Net realized gain on securities	—	—	(0.14)	(1.76)	(1.64)	(2.02)
Total Distributions	— (a)	(0.10)	(0.25)	(1.91)	(1.81)	(2.17)
Net Asset Value, End of Period	$ 12.85	$ 10.61	$ 9.96	$ 12.98	$ 15.23	$ 15.09
Total Return	21.13%(b)	7.50%	(21.34)%	(3.14)%	13.52%	13.05%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$ 117	$ 100	$ 105	$ 90	$ 93	$ 116
Ratio of expenses to average net assets:
Net of recovery/waiver of fees	0.90%(c)	0.90%	0.90%	0.90%	0.90%	0.90%
Before recovery/waiver of fees	0.94%(c)	0.96%	0.94%	0.93%	0.88%	0.93%
Ratio of net investment income to average net assets:
Net of recovery/waiver of fees	1.39%(c)	0.86%	1.13%	1.08%	1.11%	1.04%
Before recovery/waiver of fees	1.35%(c)	0.80%	1.09%	1.05%	1.13%	1.01%
Portfolio turnover rate	37%(b)	69%	46%	77%	71%	60%

(a) Resulted in less than $0.005 per share.
(b) Not annualized.
(c) Annualized.

SCOUT MID CAP FUND
(Fund Inception October 31, 2006)
	For the Six Months Ended December 31, 2010 (Unaudited)	For the Years Ended June 30,			For the Period Ended June 30, 2007
		2010	2009	2008
Net Asset Value, Beginning of Period	$ 10.39	$ 8.30	$ 11.28	$ 12.01	$ 10.00

Income from Investment Operations:
Net investment income	0.03	0.04	0.02	—	0.01
Net realized and unrealized gain (loss) on securities	3.56	2.09	(2.98)	0.17	2.01
Total from Investment Operations	3.59	2.13	(2.96)	0.17	2.02

Distributions from:
Net investment income	(0.02)	(0.04)	(0.02)	—	(0.01)
Tax return of capital	—	—	—	(0.07)	—
Net realized gain on securities	(0.60)	—	—	(0.83)	—
Total Distributions	(0.62)	(0.04)	(0.02)	(0.90)	(0.01)
Net Asset Value, End of Period	$ 13.36	$ 10.39	$ 8.30	$ 11.28	$ 12.01
Total Return	34.57%(a)	25.61%	(26.27)%	1.39%	20.26%(a)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$ 276	$ 156	$ 56	$ 44	$ 30
Ratio of expenses to average net assets:
Net of recovery/waiver of fees	1.04%(b)	1.13%	1.40%	1.40%	1.40%(b)
Before recovery/waiver of fees	1.04%(b)	1.10%	1.39%	1.31%	1.93%(b)
Ratio of net investment income to average net assets:
Net of recovery/waiver of fees	0.59%(b)	0.40%	0.35%	(0.49)%	(0.06)% (b)
Before recovery/waiver of fees	0.59%(b)	0.43%	0.36%	(0.40)%	(0.59)% (b)
Portfolio turnover rate	112%(a)	184%	360%	415%	234%(a)

(a) Not annualized.
(b) Annualized.

SCOUT SMALL CAP FUND

	For the Six Months Ended December 31, 2010 (Unaudited)	For the Years Ended June 30,
		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 12.06	$ 10.98	$ 16.11	$ 18.91	$ 17.40	$ 15.36

Income from Investment Operations:
Net investment loss	(0.01)	(0.06)	(0.04)	—	—	—
Net realized and unrealized gain (loss) on securities	3.37	1.14	(5.09)	(1.40)	2.45	2.45
Total from Investment Operations	3.36	1.08	(5.13)	(1.40)	2.45	2.45

Distributions from:
Net realized gain on securities	—	—	—	(1.40)	(0.94)	(0.41)
Total Distributions	—	—	—	(1.40)	(0.94)	(0.41)
Net Asset Value, End of Period	$ 15.42	$ 12.06	$ 10.98	$ 16.11	$ 18.91	$ 17.40
Total Return	27.86%(a)	9.84%	(31.84)%	(7.90)%	14.70%	16.16%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$ 354	$ 379	$ 476	$ 674	$ 719	$ 594
Ratio of expenses to average net assets	1.07%(b)	1.06%	1.08%	1.01%	1.02%	1.06%
Ratio of net investment income (loss) to average net assets	(0.17)%(b)	(0.41)%	(0.36)%	(0.45)%	(0.13)%	(0.09)%
Portfolio turnover rate	26%(a)	358%	327%	226%	207%	92%

(a) Not annualized
(b) Annualized

SCOUT TRENDSTAR SMALL CAP FUND
(Fund Inception October 31, 2003)*
	For the Six Months Ended December 31, 2010 (Unaudited)	For the Year Ended June 30, 2010	For the Period Ended June 30, 2009**	For the Years Ended September 30,
				2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 7.24	$ 6.43	$ 7.54	$ 12.61	$ 12.19	$ 11.94	$ 10.48

Income from Investment Operations:
Net investment loss	(0.03)	(0.04)	(0.02)	(0.29)	(0.12)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on securities	2.00	0.85	(1.09)	(2.89)	1.70	0.59	1.68
Total from Investment Operations	1.97	0.81	(1.11)	(3.18)	1.58	0.49	1.61

Distributions from:
Tax return of capital	—	—	—	—(c)	—	—	—
Net realized gain on securities	—	—	—	(1.89)	(1.16)	(0.24)	(0.15)
Total Distributions	—	—	—	(1.89)	(1.16)	(0.24)	(0.15)
Paid in capital from redemption fees	—	—	—	—(d)	—(d)	—	—
Net Asset Value, End of Period	$ 9.21	$ 7.24	$ 6.43	$ 7.54	$ 12.61	$ 12.19	$ 11.94
Total Return	27.21%(a)	12.60%	(14.72)%(a)	(28.20)%	13.44%	4.08%	15.37%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$ 13	$ 14	$ 11	$ 20	$ 171	$ 235	$ 193
Ratio of expenses to average net assets:
Net of waiver of fees	1.30%(b)	1.30%	1.40%(b)	1.40%	1.37%	1.36%	1.39%
Before waiver of fees	2.22%(b)	2.50%	1.57%(b)	1.42%	1.37%	1.36%	1.39%
Ratio of net investment loss to average net assets:
Net of waiver of fees	(0.54)%(b)	(0.64)%	(0.50)%(b)	(0.84)%	(0.79)%	(0.76)%	(0.90)%
Before waiver of fees	(1.46)%(b)	(1.84)%	(0.67)%(b)	(0.86)%	(0.79)%	(0.76)%	(0.90)%
Portfolio turnover rate	9%(a)	56%	42%(a)	53%	21%	37%	12%

* Financial information from inception through June 30, 2009 is for the TrendStar Small-Cap Fund, which was reorganized into the Scout Funds family as the Scout TrendStar Small Cap Fund on June 30, 2009.

** The Fund elected to change its fiscal year end from September to June. The information presented is for the period October 1, 2008 through June 30, 2009.
(a) Not Annualized
(b) Annualized
(c) Return of capital resulted in less than $0.005 per share.
(d) Redemption fees resulted in less than $0.005 per share.

SCOUT INTERNATIONAL FUND
(Formerly known as the UMB Scout WorldWide Fund)*
	For the Six Months Ended December 31, 2010 (Unaudited)	For the Years Ended June 30,
		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 25.91	$ 23.13	$ 34.71	$ 36.35	$ 29.80	$ 24.64

Income from Investment Operations:
Net investment income	0.09	0.33	0.34	0.43	0.48	0.26
Net realized and unrealized gain (loss) on securities	6.68	2.79	(10.59)	(1.02)	7.82	5.47
Total from Investment Operations	6.77	3.12	(10.25)	(0.59)	8.30	5.73

Distributions from:
Net investment income	(0.30)	(0.34)	(0.35)	(0.45)	(0.45)	(0.27)
Net realized gain on securities	—	—	(0.98)	(0.60)	(1.30)	(0.30)
Total Distributions	(0.30)	(0.34)	(1.33)	(1.05)	(1.75)	(0.57)
Net Asset Value, End of Period	$ 32.38	$ 25.91	$ 23.13	$ 34.71	$ 36.35	$ 29.80
Total Return	26.15%(a)	13.41%	(29.17)%	(1.71)%	28.47%	23.36%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$ 7,361	$ 5,333	$ 3,423	$ 4,044	$ 3,405	$ 2,637
Ratio of expenses to average net assets	0.93%(b)	0.97%	1.02%	0.96%	0.97%	1.03%
Ratio of net investment income to average net assets	0.59%(b)	1.35%	1.56%	1.32%	1.50%	1.08%
Portfolio turnover rate	6%(a)	12%	16%	17%	19%	23%

*Until October 31, 2006.
(a) Not annualized
(b) Annualized

SCOUT INTERNATIONAL DISCOVERY FUND
(Fund Inception December 31, 2007)
	For the Six Months Ended December 31, 2010 (Unaudited)	For the Years Ended June 30,		For the Period Ended June 30, 2008
		2010	2009
Net Asset Value, Beginning of Period	$ 7.74	$ 6.95	$ 9.73	$ 10.00

Income from Investment Operations:
Net investment income (loss)	(0.01)	0.02	0.05	0.06
Net realized and unrealized gain (loss) on securities	1.98	0.80	(2.69)	(0.27)
Total from Investment Operations	1.97	0.82	(2.64)	(0.21)

Distributions from:
Net investment income	(0.01)	(0.03)	(0.05)	(0.06)
Net realized gain on securities	—	—	(0.09)	—
Total Distributions	(0.01)	(0.03)	(0.14)	(0.06)
Net Asset Value, End of Period	$ 9.70	$ 7.74	$ 6.95	$ 9.73
Total Return	25.40%(a)	11.77%	(26.99)%	(2.09)%(a)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$ 33	$ 23	$ 15	$ 12
Ratio of expenses to average net assets:
Net of waiver of fees	1.60%(b)	1.60%	1.60%	1.60%(b)
Before waiver of fees	1.79%(b)	1.93%	3.27%	3.35%(b)
Ratio of net investment income (loss) to average net assets:
Net of waiver of fees	(0.32)%(b)	0.26%	0.94%	1.98%(b)
Before waiver of fees	(0.51)%(b)	(0.07)%	(0.73)%	0.23%(b)
Portfolio turnover rate	25%(a)	26%	15%	12%(a)

(a) Not annualized
(b) Annualized

FRONTEGRA COLUMBUS CORE FUND
(Institutional Class)
	Six Months Ended December 31, 2010 (Unaudited)	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008	Year ended June 30, 2007	Year Ended June 30, 2006
Net Asset Value, Beginning of Period	$11.58	$10.38	$10.30	$9.99	$9.86	$10.36

Income (Loss) from Investment Operations:
Net investment income	0.12	0.40(1)	0.72	0.48	0.48	0.42
Net realized and unrealized gain (loss) on investments	0.07	1.20	0.08	0.30	0.13	(0.43)
Total Income (Loss) from Investment Operations	0.19	1.60	0.80	0.78	0.61	(0.01)

Less Distributions:
From net investment income	(0.15)	(0.40)	(0.72)	(0.47)	(0.48)	(0.43)
From net realized gain on investments	--	--	--	--	--	(0.06)
Total Distributions	(0.15)	(0.40)	(0.72)	(0.47)	(0.48)	(0.49)

Net Asset Value, End of Period	$11.62	$11.58	$10.38	$10.30	$9.99	$9.86
Total Return	1.65%(2)	15.60%	8.64%	7.89%	6.26%	(0.11)%

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$72,235	$65,918	$50,576	$99,866	$90,771	$96,887
Ratio of expenses to average net assets
Before waivers and reimbursements	0.68%(3)	0.72%	0.69%	0.66%	0.66%	0.65%
Net of waivers and reimbursements	0.37%(3)	0.35%	0.35%	0.30%	0.20%	0.20%
Ratio of net investment income to average net assets
Before waivers and reimbursements	1.79%(3)	3.23%	6.38%	4.29%	4.31%	3.75%
Net of waivers and reimbursements	2.10%(3)	3.60%	6.72%	4.65%	4.77%	4.20%
Portfolio turnover rate	252%(2)	1,063%	414%	965%	980%	1,121%

(1) Per share net investment income has been calculated using the daily average share method.
(2) Not annualized.
(3) Annualized.

FRONTEGRA COLUMBUS CORE PLUS FUND
(Institutional Class)
	Six Months Ended December 31, 2010 (Unaudited)	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008	Year ended June 30, 2007	Year Ended June 30, 2006
Net Asset Value, Beginning of Period	$32.70	$30.40	$30.73	$30.40	$29.72	$31.50

Income (Loss) from Investment Operations:
Net investment income	0.58	1.84	2.50	1.48	1.54	1.41
Net realized and unrealized gain (loss) on investments	0.24	3.80	0.16	0.61	0.68	(1.30)
Total Income from Investment Operations	0.82	5.64	2.66	2.09	2.22	0.11

Less Distributions:
From net investment income	(0.86)	(1.90)	(2.33)	(1.49)	(1.54)	(1.45)
From net realized gain on investments	(1.23)	(1.44)	(0.66)	(0.27)	--	(0.44)
Total Distributions	(2.09)	(3.34)	(2.99)	(1.76)	(1.54)	(1.89)

Net Asset Value, End of Period	$31.43	$32.70	$30.40	$30.73	$30.40	$29.72
Total Return	2.57%(1)	19.12%	10.52%	6.92%	7.52%	0.36%

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$412,492	$414,337	$396,711	$433,915	$276,830	$313,880
Ratio of expenses to average net assets
Before waivers and reimbursements	0.50%(2)	0.49%	0.49%	0.49%	0.50%	0.50%
Net of waivers and reimbursements	0.36%(2)	0.35%	0.35%	0.30%	0.20%	0.20%
Ratio of net investment income to average net assets
Before waivers and reimbursements	3.41%(2)	5.35%	8.68%	4.68%	4.65%	4.29%
Net of waivers and reimbursements	3.55%(2)	5.49%	8.82%	4.87%	4.95%	4.59%
Portfolio turnover rate	238%(1)	1,006%	424%	1,093%	978%	1,247%

(1) Not annualized.
(2) Annualized.

FRONTEGRA COLUMBUS CORE PLUS FUND
(Class Y)
	Six Months Ended December 31, 2010 (Unaudited)	Year Ended June 30, 2010(1)
Net Asset Value, Beginning of Period	$32.69	$33.08

Income (Loss) from Investment Operations:
Net investment income	0.53	0.98
Net realized and unrealized gain (loss) on investments	0.22	1.30
Total Income from Investment Operations	0.75	2.28

Less Distributions:
From net investment income	(0.81)	(1.23)
From net realized gain on investments	(1.23)	(1.44)
Total Distributions	(2.04)	(2.67)

Net Asset Value, End of Period	$31.40	$32.69
Total Return	2.35%(2)	7.33%(2)

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$11,726	$4,102
Ratio of expenses to average net assets
Before waivers and reimbursements	0.90%(3)	0.89%(3)
Net of waivers and reimbursements	0.76%(3)	0.75%(3)
Ratio of net investment income to average net assets
Before waivers and reimbursements	3.16%(3)	3.98%(3)
Net of waivers and reimbursements	3.30%(3)	4.12%(3)
Portfolio turnover rate	238%(2)	1,006%(2)

(1) Commenced operations on November 12, 2009.
(2) Not annualized.
(3) Annualized.

BEFORE YOU INVEST

Prospectus. This Prospectus contains important information about the Funds. Please read it carefully before you decide to invest.

Account Registration. Once you have decided which Fund or Funds to invest in, you must select the appropriate form of account registration. There are many different types of mutual fund ownership. How you register your account with the Funds can affect your legal interests, as well as the rights and interests of your family and beneficiaries. You should always consult with your legal and/or tax advisor to determine what form of account registration best meets your needs.

Available forms of registration include:

•	Individual ownership. If you have reached the legal age of majority in your state of residence, you may open an individual account.

•	Joint ownership. Two or more individuals may open an account together as joint tenants with rights of survivorship, tenants in common or as community property.

•	Custodial account. You may open an account for a minor under the Uniform Gifts to Minors Act/Uniform Transfers to Minors Act for your state of residence.

•	Corporate/trust ownership. Corporations, trusts, charitable organizations and other businesses may open accounts.

•
IRAs and other tax-deferred accounts. The Funds offer a variety of retirement accounts for individuals. Please refer to “Retirement Account Options” below for more information about these types of accounts.

Account Minimums. You also must decide how much money to invest. The following chart shows you the minimum amounts that you will need to open or add to certain types of accounts.

For the Scout Stock, Mid Cap, Small Cap, TrendStar Small Cap, International and International Discovery Funds:

Type of Account	Initial Minimum Purchase	Additional Minimum Purchase
Regular (Individual, joint, corporate or trust)	$1,000	$100
IRA (including spousal, Roth & SEP IRAs and Coverdell Education Savings Accounts)	$100	$100
Gifts to Minors (UGMA/UTMA)	$250	$100
Automatic Investment Plan	$100	$50
Exchanges	$1,000	$1,000

For the Scout Core Bond and Core Plus Bond Funds:

	Class Y		Institutional Class
Type of Account	Initial Minimum Purchase	Additional Minimum Purchase	Initial Minimum Purchase	Additional Minimum Purchase
Regular (Individual, joint, corporate or trust)	$1,000	$100	$100,000	$100
IRA (including spousal, Roth & SEP IRAs and Coverdell Education Savings Accounts)	$100	$100	$100,000	$100
Gifts to Minors (UGMA/UTMA)	$250	$100	$100,000	$100
Automatic Investment Plan	$100	$50	$100,000	$50
Exchanges	$1,000	$1,000	$100,000	$1,000

Determining Your Share Price. The price at which you purchase and redeem a Fund’s shares is called the Fund’s net asset value per share (“NAV”). A Fund calculates its NAV by taking the total value of its assets, subtracting its liabilities, and dividing the total by the number of Fund shares that are outstanding. Each Fund calculates its NAV once daily, Monday through Friday, as of the close of trading on the New York Stock Exchange (“NYSE”) (usually 3:00 p.m. Central Time) on days when the Fund is open for business. The Funds are open for business on the same days that the NYSE is open for trading. The NYSE is closed on weekends, national holidays and Good Friday.  The price of the shares you purchase or redeem will be the next NAV calculated after your order is received in good order by UMB Fund Services, Inc., the Funds’ transfer agent (the “Transfer Agent”). “Good order” means that the account application has been properly completed and signed and payment for the shares has been made (instructions for purchasing shares can be found on pages 68-71). Additional requirements for “good order” can be found in the “Customer Identification Program” section of the Prospectus. Certain intermediaries that have made satisfactory contractual arrangements are authorized to accept purchase, redemption or exchange orders for Fund shares. In such cases, when the intermediaries have received your order (and payment if necessary) prior to the close of trading on the NYSE, the order is processed at the NAV per share next calculated after receipt of the order by the intermediary. The Funds reserve the right to cease, or to advance the time for, accepting purchase, redemption or exchange orders to be calculated at the same day’s NAV when the NYSE closes early, or, in the case of the Scout Core Bond and Core Plus Bond Funds, when the Federal Reserve Banks of New York or Kansas City close early, when the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers close early or as otherwise permitted by the Securities and Exchange Commission.  The Board may, for any business day, decide to change the time as of which a Fund’s NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the Securities and Exchange Commission.

Each security owned by a Fund that is listed on an exchange, except the NASDAQ National Market® and Small Cap® exchanges, is valued at its last sale price on that exchange on the date when Fund assets are valued. Where the security is listed on more than one exchange, the Funds will use the price of that exchange that it generally considers to be the principal exchange on which the security is traded. If there are no sales, the security is valued at the mean between the last current closing bid and asked prices. NASDAQ National Market® and Small Cap® securities will be valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP will be based on the last trade price if it falls within the concurrent best bid and asked prices and will be normalized pursuant to NASDAQ’s published procedures if it falls outside this range. An unlisted security for which over-the-counter market quotations are readily available is valued at the mean between the last current bid and asked prices. Debt securities (other than short-term instruments maturing within 60 days), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service, which utilizes both dealer-supplied valuations and formula-based techniques, or, if there is no sale price on that day, by using an evaluated bid price provided by the pricing service.  Short-term instruments maturing within 60 days may be valued at amortized cost.  Swaps, such as credit default swaps, are valued by an independent pricing service.  If a security purchased on behalf of a Fund is not priced by an independent pricing service, the Advisor shall determine whether market quotations are readily available.  If market quotations are readily available, the Advisor shall obtain a price from an independent dealer based on the current closing bid price.

When market quotations are not readily available or are unreliable, any security or other asset is valued at its fair value as determined in good faith by the Advisor using procedures adopted by, and under the supervision of, the Board. A Fund will also value a security at fair value when significant events that materially affect the security’s price occur after the last available market price and before the Fund calculates its NAV.

In addition, the fair value procedures are also used to limit the Scout Mid Cap, Small Cap, TrendStar Small Cap, International and International Discovery Funds’ possible exposure to investors who engage in the type of market-timing trading that seeks to take advantage of possible delays between the change in the value of a Fund’s portfolio holdings and the reflection of the change in the NAV of a Fund’s shares (as further described in the “Arbitrage market timing” section). For example, if the Scout TrendStar Small Cap, International or International Discovery Fund holds a portfolio security traded on a foreign exchange that closes prior to the time that the Fund calculates its NAV and an event that may affect the value of that foreign security occurs after the foreign market closes, the Advisor will review the closing price of the foreign security on the foreign exchange to determine whether the price at the foreign market close accurately reflects the market value of the foreign security at the time that the Fund calculates its NAV. Likewise, if the Scout Mid Cap, Small Cap, TrendStar Small Cap or International Discovery Fund holds a thinly traded security and there is not a significant amount of market activity on a trading day, the Advisor will review the closing price to determine if the closing price accurately reflects the market value of that thinly traded security. If the Advisor determines that the price at the foreign market close does not accurately reflect the market value of the foreign security when the Scout TrendStar Small Cap, International or International Discovery Fund calculates its NAV or that the closing price of the thinly traded security does not accurately reflect the market value of the security at the time the Scout Mid Cap, Small Cap, TrendStar Small Cap or International Discovery Fund calculates its NAV, the Advisor will take steps to determine the fair value of the security.

The Funds’ fair value pricing of securities traded on foreign exchanges utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments).  The Funds may rely on the third-party pricing service’s prices to reflect events materially affecting the values of the Funds’ foreign investments during the period between the close of foreign markets and the close of regular trading on the NYSE.  In certain circumstances, if events occur that materially affect the values of the Funds’ foreign investments, the third-party pricing services will provide revised values to the Funds.  The use of fair value pricing by the Funds may cause the NAVs of their shares to differ from the NAVs that would be calculated by using closing market prices.

If a Fund owns any foreign securities that are traded on foreign exchanges that are open on weekends or other days when the Funds do not price their shares, the value of the Fund’s portfolio securities may change on days when the Fund does not calculate its NAV and when shareholders will not be able to purchase or redeem Fund shares.

To the extent that the Advisor determines the fair value of a security, it is possible that the fair value determined by the Advisor will not exactly match the market price of the security when the security is sold by the Fund.

BUYING SHARES

You can buy shares directly from the Funds or through a financial services agent such as a bank, financial or investment advisor or broker-dealer, or other institution that the Funds have authorized to sell shares. If you maintain certain accounts at UMB, or another institution (such as a bank or broker-dealer) that has entered into an agreement with the Funds to provide services to its shareholders, you may purchase shares through your institution in accordance with its procedures. Please see “Transactions Through UMB Bank, n.a. and Other Institutions” below for more details.

TO OPEN AN ACCOUNT OR BUY ADDITIONAL SHARES DIRECTLY FROM THE FUNDS, JUST FOLLOW THESE STEPS:

TO OPEN AN ACCOUNT

By mail:
•	Complete and sign the account application or an IRA application. If you do not complete the application properly, your purchase may be delayed or rejected.
•
Make your check payable to the “Scout Funds.” The Funds do not accept cash, money orders, third party checks, travelers checks, credit card checks, checks drawn on banks outside the United States or other checks deemed to be high risk.

•	For IRA accounts, please specify the year for which the contribution is made.

Mail your application and check to:
Scout Funds
P.O. Box 1241
Milwaukee, WI 53201-1241

By overnight courier, send to:
Scout Funds
803 West Michigan Street
Milwaukee, WI 53233-2301

By telephone:
You may not make your initial purchase by telephone.

By wire:
•	To purchase shares by wire, the Transfer Agent must have received a completed application and issued an account number to you. Call 1-800-996-2862 for instructions prior to wiring the funds.
•	Send your investment to UMB with these instructions:

UMB Bank, n.a.
ABA# 101000695
For Credit to the Scout Funds

A/C# 9871062406

For further credit to: investor account number; name(s) of investor(s); SSN or TIN; name of Fund to be purchased.

Online:
Visit the Funds’ web site, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions.

TO ADD TO AN ACCOUNT

By mail:
•	Complete the investment slip that is included in your account statement and write your account number on your check.
•	If you no longer have your investment slip, please reference your name, account number and address on your check, and the name of the Fund(s) in which you want to invest.
•	Make your check payable to the “Scout Funds.”

Mail the slip and check to:
Scout Funds
P.O. Box 1241
Milwaukee, WI 53201-1241

By overnight courier, send to:
Scout Funds
803 West Michigan Street
Milwaukee, WI 53233-2301

By telephone:
•
You automatically have the privilege to purchase additional shares by telephone unless you have declined this service on your account application. You may call 1-800-996-2862 to purchase shares in an existing account.

•	Investments made by electronic funds transfer must be in amounts of at least $100 and not greater than $50,000.

By wire:
Send your investment to UMB by following the instructions listed in the column to the left.

Online:
Visit the Funds’ web site and complete the online form to add to your account in amounts of $100 or more.

If your purchase request is received by the Transfer Agent or other authorized agent before the close of trading on the NYSE (usually 3:00 p.m. Central Time) on a day when the Funds are open for business, your request will be executed at that day’s NAV, provided that your application is in good order. “Good order” means that all shares are paid for, and that you have included all required documentation along with any required Medallion signature guarantees. If your request is received after the close of trading, it will be priced at the next business day’s NAV. Shares purchased by wire will receive the NAV next determined after the Transfer Agent receives your wired funds and all required information is provided in the wire instructions. The Funds reserve the right to modify the terms and conditions of purchase transactions at any time, without prior notice.  A Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, your date of birth (for a natural person), your residential address or principal place of business, (as the case may be), and mailing address, if different, as well as your Taxpayer Identification Number (or Social Security Number). Additional information is required for corporations, partnerships, trusts and other entities. Applications without such information will not be considered in good order. The Funds reserve the right to deny applications or redeem your account if the application is not in good order or they are unable to verify your identity.  The Funds have designated an Anti-Money Laundering compliance officer.

AUTOMATIC INVESTMENT PLAN (AIP)

To make regular investing more convenient, you can open an AIP with an initial investment of $100 for shares of the Scout Stock, Mid Cap, Small Cap, TrendStar Small Cap, International and International Discovery Funds, and for Class Y shares of the Scout Core Bond and Core Plus Bond Funds ($100,000 in the case of Institutional Class shares for the Scout Core Bond and Core Plus Bond Funds) and a minimum of $50 per transaction after you start your plan. Purchases made pursuant to an AIP may not exceed $50,000 per transaction. You tell us how much to invest for you every month or quarter. On the day you select (you may choose the 5th, 10th, 15th, 20th, or 25th of the month), that amount is automatically transferred from your checking or savings account. There is no fee for this service, but if there is not enough money in your bank account to cover the withdrawal you will be charged $20, your purchase will be cancelled, your AIP will be terminated and you will be responsible for any resulting losses to the Funds. Your AIP will also be terminated in the event two successive mailings to you are returned by the United States Post Office as undeliverable. If this occurs, you must call or write to reinstate your AIP. You can terminate your AIP at any time by calling the Funds at least five business days before your next scheduled withdrawal date. To implement this plan, please fill out the appropriate area of your application, or call 1-800-996-2862 for assistance.

Additional Purchase Information

•	The Funds do not issue certificates for shares.

•
If your check or ACH purchase does not clear for any reason, your purchase will be cancelled. You will be responsible for any resulting losses or expenses (including a $20 fee) incurred by the Fund or the Transfer Agent. The Fund may redeem shares you own in this or another identically registered Fund account as reimbursement for any such losses.

•
You must provide the Funds with a Social Security Number or Taxpayer Identification Number and certify that the number is correct, as well as certify that you are a United States person (including a U.S. resident alien) and that you are not subject to backup withholding before your account can be established. If you do not provide these certifications on your account application, the Funds will be required to withhold and remit to the IRS a percentage of dividends, capital gains distributions and redemptions as set forth in applicable IRS Rules and Regulations. The Funds must also withhold if the IRS instructs them to do so.

•
The Funds are only offered to residents of the United States. This Prospectus should not be considered a solicitation to buy or an offer to sell shares of the Funds in any jurisdiction where it would be unlawful to do so under the securities laws of that jurisdiction.

•
The Funds will not accept your application if you are investing for another person as attorney-in-fact. The Funds will not accept applications that list “Power of Attorney” or “POA” in the registration section.

•	Once you place your order, you may not cancel or revoke it. The Funds may reject a purchase order for any reason.

Transactions Through UMB Bank, n.a. and Other Financial Services Companies.  In addition to purchasing shares directly from the Funds, you may invest through financial services companies such as banks, trust companies, investment advisors or broker-dealers that have made arrangements to offer Fund shares for sale.  UMB Trust Department customers may purchase shares through their qualified accounts and should consult with their account officer for additional information and instructions.  Customers of other financial services companies should contact their account officers for appropriate purchase instructions.  Please note that your financial services company may charge transaction and other fees and may set different minimum investments or limitations on buying and selling shares than those described in the Prospectus.  In addition, these intermediaries may place limits on your ability to use services the Funds offer.  To determine whether you may purchase shares through your financial services company, contact the company directly.

Payments to Financial Services Companies.  The Advisor, at its own expense (that is, without additional cost to a Fund or its shareholders), may make payments to financial services companies as compensation for distribution and support services relating to the Funds.  This includes fees paid to UMB Financial Services, Inc. and UMB on Fund shares held in customer accounts for services rendered.  For example, the Advisor may make payments to gain access to mutual fund trading platforms or similar programs that facilitate the sale or distribution of mutual fund shares, and for related services provided in connection with such platforms and programs.  These platforms make Fund shares available through the financial services company’s sales system, and give access to the company’s sales representatives and customers; hence, providing “shelf-space” for the Funds.  In addition, the financial services company may also provide various shareholder services through the platform such as establishing and maintaining shareholder accounts, processing sales and redemptions of shares, supplying account statements, mailing Fund-related documents and answering shareholder inquiries about the Funds.  These payments to financial services companies would be in addition to Fund payments described in this Prospectus.  The amount of the payments to different financial services companies may be different.  The aggregate amount of these additional payments could be substantial.  These additional payments may include amounts that are sometimes referred to as “revenue sharing” payments.  The payments may create an incentive for the recipient to recommend or sell shares of a Fund to you.  Please contact your financial intermediary for details about additional payments it may receive and any potential conflict of interest.

SELLING SHARES

When you purchase your shares directly from the Funds, you may redeem or exchange shares by the methods described below. You may also use any of these methods if you purchase your shares through an account at UMB, or another financial services agent and you appear on the Funds’ records as the registered account holder. These redemption instructions do not apply to Fund shares held in an omnibus account. You may redeem your shares of a Fund on any day the Fund is open for business by following the instructions below. You may elect to have redemption proceeds sent to you by check, wire or electronic funds transfer. There is a $13 fee for each wire transfer. The Funds normally pay redemption proceeds within two business days, but may take up to 7 days (or up to 15 days for shares recently purchased by check, while the Funds wait for funds to become available).

BY MAIL

•	Send a letter of instruction that includes your account number, the Fund name, the dollar value or number of shares you want to redeem, and how and where to send the proceeds.

•	Sign the request exactly as the shares are registered. All account owners must sign.

•	Include a Medallion signature guarantee, if necessary (see page 75).

•	Send your request to:

REGULAR MAIL

Scout Funds
P.O. Box 1241
Milwaukee, WI 53201-1241

OVERNIGHT COURIER

Scout Funds
803 West Michigan Street
Milwaukee, WI 53233-2301

BY TELEPHONE

•	You automatically have the privilege to redeem shares by telephone unless you have declined this option on your account application.

•	Call 1-800-996-2862, between 7:00 a.m. and 7:00 p.m. Central Time. You may redeem as little as $500 but no more than $50,000.

ONLINE

•	If you have registered for online transaction privileges, you may redeem shares online for any amount between $500 and $50,000.

Redemption requests received in “good order” before the close of the NYSE (usually 3:00 p.m. Central Time) on any day that the Funds are open for business will be processed at that day’s NAV. “Good order” means that all shares are paid for, and that you have included all required documentation along with any required Medallion signature guarantees. If you purchased shares through a financial intermediary, the financial intermediary may have its own earlier deadlines for the receipt of the redemption order.  If you are attempting to redeem from unsettled purchases or uncollected funds, your request will be returned to you.

Please note that the Funds may require additional documents for redemptions by corporations, executors, administrators, trustees, guardians or other fiduciaries. If you have any questions about how to redeem shares, or to determine if a Medallion signature guarantee or other documentation is required, please call 1-800-996-2862.

REDEMPTION FEE

Shares of the Scout Mid Cap, Small Cap, TrendStar Small Cap, International and International Discovery Funds that are redeemed (sold) or exchanged within 60 days of purchase will be assessed a redemption fee of 2.00%. The redemption fee is deducted from the proceeds of the redemption or exchange and is paid directly to the affected Fund. If you bought shares in the Funds referenced above on different days, the shares held the longest will be redeemed first for purposes of determining whether the redemption fee applies (“first-in, first-out”). This redemption fee is imposed to discourage short-term trading and is paid to a Fund to help offset any transaction costs associated with short-term shareholder trading.  Generally, the redemption fee will apply to redemptions and exchanges of shares purchased directly from a Fund or indirectly through a financial intermediary such as a broker-dealer. For shares that are held through a financial intermediary, or in an omnibus or other group account, the Funds rely on the financial intermediary to assess the redemption fee on underlying shareholder accounts. Certain intermediaries may use criteria and methods for tracking, applying and/or calculating the redemption fee that may differ in some respects from that of the Funds.  The redemption fee will generally not apply in the following circumstances:

•	redemptions or exchanges of shares acquired through the reinvestment of dividends or distributions
•	redemptions or exchanges of shares in connection with a systematic withdrawal plan (including an automatic exchange plan)
•	redemptions or exchanges of shares due to a shareholder’s death, disability or proven hardship
•
redemptions or exchanges of shares in connection with asset allocation, wrap-fee and other investment programs, where investment decisions are made on a discretionary basis by investment professionals, where transactions occur as a result of regularly conducted activities such as changes to asset allocation models or periodic rebalancing to match the models, where the program limits or prohibits participant-directed trading, or where the redemption is made as a result of a shareholder’s full withdrawal from the program

•
redemptions or exchanges of shares in connection with systematic transactions that have pre-defined trade dates for purchases, exchanges or redemptions such as automatic account rebalancing programs offered by financial institutions

•	redemptions or exchanges of shares held by mutual funds operating as funds-of-funds
•	redemptions or exchanges of shares effected by other mutual funds that are sponsored by the Advisor or its affiliates
•	redemptions or exchanges of shares initiated by a Fund such as those resulting from a shareholder’s failure to maintain a minimum investment in the Funds, or to pay shareholder fees
•	redemptions or exchanges of shares from accounts for which UMB serves as custodian, trustee or in any other fiduciary capacity
•	redemptions or exchanges of shares from employer-sponsored retirement plans such as 401(k) plans
•	redemptions or exchanges of shares to satisfy required distributions from a retirement account or to return to a shareholder any excess contributions to a retirement account
•	redemptions or exchanges of shares from accounts maintained by certain financial intermediaries that do not have the systematic capability to apply the redemption fee to those accounts

Scout Funds or the Board, in their discretion, may waive the redemption fee in other circumstances if it is determined that it is in the best interest of the Funds. Certain intermediaries may not apply the exemptions to the redemption fee listed above or may be exempt from the redemption fee transactions not listed above.

SYSTEMATIC WITHDRAWAL PLAN (SWP)

You can have shares automatically redeemed from your account on a regular basis by using our SWP. You may take systematic withdrawals of between $50 and $50,000 on a monthly or quarterly basis, on the 5th, 10th, 15th, 20th, or 25th of the month. The proceeds of a withdrawal can be sent to your address of record, sent by electronic transfer to your bank or invested in another Fund (minimum for auto-exchanges is $100). This plan may be a useful way to deal with mandatory withdrawals from an IRA. If you want to implement this plan, please fill out the appropriate area of your application or call 1-800-996-2862 for assistance.

Additional Redemption Provisions

•	Once we receive your order to redeem shares, you may not revoke or cancel it. The Funds cannot accept an order to redeem that specifies a particular date, price or any other special conditions.

•
If your redemption request exceeds the amount that you currently have in your account, your entire account will be redeemed. Any Fund services that you have selected, such as SWPs or AIPs, will be cancelled.

•	If you request that your redemption be sent via overnight delivery, we will deduct $15 from your account to cover the associated costs.

•
The Funds reserve the right to suspend the redemption of shares when the securities markets are closed, trading is restricted for any reason, an emergency exists and disposal of securities owned by a Fund is not reasonably practicable, a Fund cannot fairly determine the value of its net assets or the Securities and Exchange Commission permits the suspension of the right of redemption or the postponement of the date of payment of a redemption.  Additional information is provided in the Statement of Additional Information.

•
Under certain circumstances, a Fund may pay your redemption “in kind.” This means that the Fund may pay you in portfolio securities rather than cash. If this occurs, you may incur transaction costs when you sell the securities you receive.

Redeeming and Exchanging Through UMB Bank, n.a. and Other Institutions

If you purchase your shares through an account at UMB or another financial services agent, you must redeem or exchange them in accordance with the instructions governing that account. You should direct questions regarding these types of redemptions or exchanges to your account representative. Please note that when shares are purchased through UMB or another institution, you may be charged a fee by that institution for providing services in connection with your account.

Telephone Transactions

•
In times of drastic economic or market conditions, you may have difficulty redeeming shares by telephone. The Funds reserve the right to temporarily discontinue or limit the telephone purchase, redemption or exchange privileges at any time during such periods.

•	The Funds reserve the right to refuse a telephone redemption request if it believes it is advisable to do so. The Funds use procedures reasonably designed to confirm that telephone redemption instructions are genuine. These may include recording telephone transactions, testing the identity of the caller by asking for account information and sending prompt written confirmations. The Funds may implement other procedures from time to time. If these procedures are followed, the Funds and their service providers will not be liable for any losses due to unauthorized or fraudulent instructions.

Medallion Signature Guarantees

The Funds will require the Medallion signature guarantee of each account owner in the following situations:

•	to change ownership on your account;

•	to send redemption proceeds to a different address than is currently on the account;

•	to have the proceeds paid to someone other than the account’s owner;

•	to transmit redemption proceeds by federal funds wire or ACH to a bank other than your bank of record;

•	to add check-writing privileges;

•	to add telephone privileges;

•	to change the name on your account due to marriage or divorce;

•	to transfer your Fund IRA to another fund family (on the IRA transfer form); or

•	if a change of address request has been received by the Transfer Agent within the last 60 days.

A Medallion signature guarantee request may not be sent by facsimile.

The Funds require Medallion signature guarantees to protect both you and the Funds from possible fraudulent requests to redeem shares. You can obtain a Medallion signature guarantee from most broker-dealers, national or state banks, credit unions, federal savings and loan associations or other eligible institutions. A notary public is not an acceptable signature guarantor. Medallion signature guarantee requirements also apply to certain transactions on accounts involving executors, administrators, trustees or guardians. To determine if a Medallion signature guarantee is required, please call 1-800-996-2862.

Small Accounts. All Fund account owners share the high cost of maintaining accounts with low balances. To reduce this cost, the Funds reserve the right to close an account when your account balance falls below $1,000 for reasons other than a change in the market value. We will notify you in writing before we close your account, and you will have 60 days to add additional money to bring the balance up to $1,000. This provision does not apply to accounts held through financial services agents, retirement plan accounts, active AIPs or UGMA/UTMA accounts.

EXCHANGING SHARES

Fund to Fund Exchange. You may exchange shares in one Fund for shares in another Fund in writing, online, or by calling the Transfer Agent at 1-800-996-2862 between 7:00 a.m. and 7:00 p.m. Central Time. For the Scout Core Bond and Core Plus Bond Funds, the minimum amount you may exchange is $1,000 for Class Y shares and $100,000 for Institutional Class shares (or the initial minimum investment requirement); except that shareholders who owned shares of the Scout Core Bond Fund (previously called Scout Bond Fund) at the time the Frontegra Core Fund was reorganized into the Scout Core Bond Fund are subject to the Class Y minimums.  For all other Funds, the minimum amount you may exchange is $1,000 (or the initial minimum investment requirement)

The following additional rules and guidelines apply:

•	Each account must be registered identically;

•	You must meet the Fund’s initial and subsequent investment minimums; the shares of the account you are exchanging in/out of must have a value of at least $2,500 when initiating an automatic exchange;

•
You may open a new account or purchase additional shares by exchanging shares from an existing Fund account. New accounts opened by exchange will have the same registration as the existing account and are subject to the minimum initial investment requirements; and

•	Exchanges of shares of the Scout Mid Cap, Small Cap, TrendStar Small Cap, International or International Discovery Funds held two months or less will trigger the redemption fee.

Additional documentation and a Medallion signature guarantee may be required for exchange requests from accounts registered in the name of a corporation, partnership or fiduciary. Please call 1-800-996-2862 to determine if a Medallion signature guarantee or other documentation is required.

If your order is received before close of trading on the NYSE (usually 3:00 p.m. Central Time) it will be processed at that day’s NAV. Please note that the exchange of shares results in the sale of one Fund’s shares and the purchase of another Fund’s shares. As a result, an exchange could result in a gain or loss and a taxable event for you. The Funds may change or temporarily suspend the exchange privilege during unusual market conditions.

AUTOMATIC EXCHANGES

You can authorize automatic monthly exchanges ranging from $100 to $50,000 from one Fund account to another identically registered Fund account. The exchange will take place on the 5th, 10th, 15th, 20th, or 25th of the month, as selected by you. Exchanges will continue until all shares have been exchanged or until you terminate the service. You must own shares in an open account valued at $2,500 or more when you first authorize monthly exchanges. To implement this plan, please fill out the appropriate area of your application, or call 1-800-996-2862 for assistance.

MARKET TIMING

The Funds are not to be used as vehicles for short-term trading or market timing, and therefore, the Funds will not honor requests for purchases or exchanges by shareholders who identify themselves as market timers or are identified by the Funds as engaging in a pattern of frequent trading potentially injurious to the Funds. “Frequent trading potentially injurious to the Funds” is a sale or exchange of Fund shares exceeding a designated monetary threshold within 20 days of the purchase of such Fund shares.

The Funds believe that frequent trading strategies or market timing may adversely affect the Funds and their shareholders. A pattern of frequent trading or market timing may interfere with the efficient management of a Fund’s portfolio, materially increase a Fund’s transaction costs, administrative costs or taxes, and/or impact Fund performance.

In order to reduce the risks of frequent trading and market timing, the Funds’ Board of Trustees has adopted redemption fees for certain Funds and has adopted, and management has implemented, policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions (or exchanges) of Fund shares in order to protect long-term Fund shareholders. The Funds reserve the right to restrict, reject, suspend, limit or terminate, without prior notice, the purchase or exchange privilege of any investor, or any financial intermediary firm, who appears to be employing a frequent trading or market-timing strategy or for any other reason.

The Funds maintain surveillance procedures to detect frequent trading or market timing of Fund shares. As part of this surveillance process, the purchase and subsequent sale or exchange of Fund shares exceeding the monetary threshold for transactions within a 20-day period are examined. To the extent that transactions exceeding the monetary threshold within a 20-day period are identified, the Funds will place a “block” on the account (and may also block the accounts of clients of the particular advisor or broker considered responsible for the trading). The Funds may modify their surveillance procedures and criteria from time to time without prior notice, subject to Board approval, as necessary or appropriate to improve the detection of frequent trading or to address specific circumstances. In the case of financial intermediaries, the application of the surveillance procedures will be subject to the limitations of the intermediaries’ monitoring systems and/or ability to provide sufficient information from which to detect patterns of frequent trading potentially injurious to a Fund. The Funds also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence.

Management has determined that certain short-term purchases and redemptions (or exchanges) are not disruptive or harmful to the Funds’ long-term shareholders, such as transactions conducted through systematic investment or withdrawal plans or certain asset allocation program transactions, and therefore such transactions generally are not subject to the surveillance procedures. Additional exceptions may be granted where extraordinary or unique circumstances indicate that a transaction (or series of transactions) does not adversely affect the Fund or its shareholders and is not part of a frequent trading or market timing strategy. Any such exceptions are subject to advance approval by the Funds’ President, among others, and are subject to oversight by the Chief Compliance Officer and the Board.

The portfolio securities of the Scout Mid Cap, Small Cap, TrendStar Small Cap, International and International Discovery Funds may make those Funds more susceptible to frequent trading or market timing strategies. Some foreign securities in which the Scout Mid Cap, Small Cap, TrendStar Small Cap, International and International Discovery Funds have authority to invest or some thinly traded securities in which the Scout Mid Cap, Small Cap, TrendStar Small Cap or International Discovery Funds may invest could subject those Funds to “arbitrage market timing,” as described below. To reduce the susceptibility of these Funds to arbitrage market timing, the Board has also approved a redemption fee on Scout Mid Cap, Small Cap, TrendStar Small Cap, International and International Discovery Fund shares sold or exchanged within two months of purchase. Details of the redemption fee are disclosed on pages 73-74.

Market timing through financial intermediaries. Shareholders are subject to the Funds’ policy prohibiting frequent trading or market timing regardless of whether they invest directly with the Funds or indirectly through a financial intermediary such as a broker-dealer, a bank, an investment advisor or an administrator or trustee of a 401(k) retirement plan that maintains an omnibus account with the Funds for trading on behalf of its customers. To the extent required by applicable regulation, the Funds or the Transfer Agent enter into agreements with financial intermediaries under which the intermediaries agree to provide information about Fund share transactions effected through the financial intermediary.  While the Funds monitor accounts of financial intermediaries and will encourage financial intermediaries to apply the Funds’ policy prohibiting frequent trading or market timing to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity, enforce the Funds’ policy prohibiting frequent trading or enforce any applicable redemption fee with respect to customers of financial intermediaries. In certain circumstances, the Funds may determine that a financial intermediary’s frequent trading policies sufficiently protect Fund shareholders even though they may be different than the Funds’ policies.  In those instances the Funds may not require the financial intermediary to enforce the Funds’ policies.  Please contact your financial intermediary for details regarding your financial intermediary’s frequent trading policies and any related restrictions.

Certain financial intermediaries may also be limited with respect to their monitoring systems and/or their ability to provide sufficient information from which to detect patterns of frequent trading potentially injurious to a Fund. For example, should it occur, the Funds may not be able to detect frequent trading or market timing that may be facilitated by financial intermediaries or it may be more difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. In certain circumstances, financial intermediaries such as 401(k) plan providers may not have the technical capability to apply the Funds’ policy prohibiting frequent trading to their customers. In addition, certain intermediaries may use criteria and methods for tracking, applying and/or calculating the redemption fee that may differ in some respects from that of the Funds.  Reasonable efforts will be made to identify the financial intermediary customer engaging in frequent trading. Transactions placed through the same financial intermediary that violate the policy prohibiting frequent trading may be deemed part of a group for purposes of the Funds’ policy and may be rejected in whole or in part by the Funds.  However, there can be no assurance that the Funds will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

Arbitrage market timing. The Scout Mid Cap, TrendStar Small Cap, International and International Discovery Funds have the authority to invest in foreign securities that are traded on foreign exchanges and the Scout Mid Cap, Small Cap, TrendStar Small Cap and International Discovery Funds have the authority to invest in securities that are thinly traded. To the extent the Scout Mid Cap, Small Cap, TrendStar Small Cap, International and International Discovery Funds invest in these types of securities, respectively, the Funds may be exposed to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change of the value of a Fund’s portfolio holdings and the reflection of the change in the NAV of the Fund’s shares, sometimes referred to as “arbitrage market timing.” For example, the Scout Mid Cap, TrendStar Small Cap, International or International Discovery Fund may hold portfolio securities that are traded on a foreign exchange that closes prior to the time that the Fund calculates its NAV. If an event that affects the value of that foreign security occurs prior to the time that the Scout Mid Cap, TrendStar Small Cap, International or International Discovery Fund calculates its NAV, the closing price of the foreign security may not accurately represent the value of the foreign security at the time the Fund calculates its NAV. Likewise, if the Scout Mid Cap, Small Cap, TrendStar Small Cap or International Discovery Fund invests in a security that is thinly traded, the closing price of that security may not accurately represent the market value of that security at the time the Fund calculates its NAV. There is the possibility that such “arbitrage market timing” trading, under certain circumstances, may dilute the value of a Fund’s shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon NAVs that do not reflect the appropriate fair value prices of those portfolio securities. To reduce the risk of arbitrage market timing, the Funds have procedures to determine the fair value of a portfolio security if there is an indication that, for example, a closing price on a foreign market or closing price of a thinly traded security may not reflect the accurate market value of the security.

MAKING CHANGES TO YOUR ACCOUNT

You may call or write us to make changes to your account.

Name Changes. If your name has changed due to marriage or divorce, send us a letter of instruction signed with both your old and new names. Include a certified copy of your marriage certificate or divorce decree, as applicable, or have your signatures Medallion guaranteed.

Address Changes. The easiest way to notify us is to return the stub from a recent confirmation or statement. You can also call the Transfer Agent with any changes at 1-800-996-2862.

Transfer of Account Ownership. Send us a letter including your account number, number of shares or dollar amount that are being transferred along with the name, date of birth, address and Social Security Number of the person to whom the shares are being transferred. The letter must be signed by all living registered owners. You will also need to include a Medallion signature guarantee. Corporations, businesses and trusts may have to provide additional documents. In order to avoid delays in processing account transfers, please call the Transfer Agent at 1-800-996-2862 to determine what additional documents are required.

SPECIAL FEATURES AND SERVICES

RETIREMENT AND SAVINGS ACCOUNT OPTIONS

The Funds offer a variety of retirement and savings accounts for which UMB serves as trustee or custodian. These accounts may offer tax advantages. For information on establishing retirement accounts, please call 1-800-996-2862. You should consult with your legal and/or tax advisor before you establish a retirement account.

The Funds currently offer the following kinds of retirement plans and savings account:

• Traditional IRA (including spousal IRA)

• Rollover IRA

• Roth IRA

• SEP-IRA

• Coverdell Education Savings Account

ACH TRANSACTIONS

If you would like to purchase shares electronically or have redemption proceeds sent directly to your bank account, you must first have certain bank account information on file with us so that funds can be transferred electronically between your mutual fund and bank accounts. There is no charge to you for this procedure. You can establish this privilege by filling out the appropriate section of your account application. If you did not select the electronic purchase or redemption options on your original application, call us at 1-800-996-2862. Subsequent ACH transactions placed by telephone must be for at least $100 and may not exceed $50,000.

AUTOMATED TELEPHONE SERVICE

The Funds offer 24-hour, seven days a week access to Fund and account information via a toll-free line. The system provides total returns, share prices and price changes for the Funds, gives you account balances and history (e.g., last transaction, portfolio manager perspective and latest dividend distribution) and allows you to transact on your account. To access the automated system, please call 1-800-996-2862.

OTHER SHAREHOLDER INFORMATION

WEB SITE

You can obtain the most current Prospectus and shareholder reports for the Funds, as well as current performance information, applications and other Fund information by visiting the Funds’ web site at scoutfunds.com.

In addition, you may enroll on the Funds’ web site to establish online transaction privileges, which will enable you to buy, sell or exchange shares of the Funds online. In order to conduct online transactions, you must have telephone transaction privileges. You will be required to enter into a user’s agreement during the enrollment process in order to initiate online transaction privileges. Payment for purchase of shares online may be made only through an ACH debit of your bank account. Therefore, to purchase shares online, you must also have ACH instructions on your account. If you open an account online, any redemption proceeds will only be sent to you via ACH or wire to the account from which the initial proceeds were drawn. Otherwise, redemption proceeds may be sent by check, wire or ACH transfer to the address or bank account of record.

You should be aware that the Internet is an unsecured, unstable and unregulated environment. Your ability to use the Funds’ web site for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Funds and their service providers have established certain security procedures, the Funds, their Distributor and their Transfer Agent cannot assure you that inquiries, account information or trading activity will be completely secure. There may also be delays, malfunctions or other inconveniences generally associated with this medium. There may also be times when the Funds’ web site is unavailable for transactions or other purposes. Should this occur, you should consider buying, selling or exchanging shares by another method. Neither the Funds, their Transfer Agent or Distributor will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information. In addition, neither the Funds, their Transfer Agent or Distributor will be liable for any loss, liability, cost or expense for following instructions communicated through the Internet, including fraudulent or unauthorized instructions.

SHAREHOLDER COMMUNICATIONS

Confirmations. You will receive a confirmation each time you buy, sell or exchange Fund shares. AIP participants receive quarterly confirmations of all automatic transactions.

Quarterly and Annual Statements. You will receive a quarterly statement listing all distributions, purchases and redemptions of Fund shares for the preceding calendar quarter. Your December statement will include a listing of all transactions for the entire year.

Please review your statement and notify us immediately if there are any discrepancies in the information. You must contact the Funds in writing regarding any errors or discrepancies on your statement within 90 days of the date of the statement confirming a transaction. The Funds reserve the right to deny your ability to refute a transaction if you fail to notify the Funds within such 90 day time period.

Semi-Annual and Annual Reports. The Funds send Semi-Annual and Annual Reports to their shareholders. These reports provide financial information on your investments and give you a “snapshot” of the Funds’ portfolio holdings at the end of their semi-annual and fiscal year periods. Additionally, the Annual Report discusses the factors that materially affected the Funds’ performance for their most recently completed fiscal year, including relevant market conditions and the investment strategies and techniques that were used.

Prospectus. Each year, the Funds will send all record shareholders a current Prospectus. Please read the Prospectus and keep it for future reference.

Form 1099. Each year you will receive a Form 1099, showing the source of distributions for the preceding year, and a Form 1099 showing the shares you sold during the year.

Form 5498. If you contributed to an IRA during the year you will receive a Form 5498 verifying your contribution.

You may elect to receive confirmations, statements and/or Annual and Semi-Annual Reports via email by completing and submitting the consent form on the Funds’ web site.

HOUSEHOLDING

To help lower the Funds’ expenses, we attempt to eliminate duplicate mailings of Prospectuses, Annual and Semi-Annual Reports to shareholders. When two or more Fund shareholders have the same last name and address, we may send just one copy of a Prospectus, Annual or Semi-Annual Report to that address rather than mailing separate documents to each shareholder. You can elect to receive individual copies of these regulatory mailings at any time by calling 1-800-996-2862. The Funds will begin sending you individual copies of these regulatory mailings within 30 days after your request.

TRANSACTIONS THROUGH FINANCIAL SERVICES AGENTS AND SUB-AGENTS

The Funds may authorize one or more brokers or other financial services agents or sub-agents to accept purchase, redemption and exchange orders on the Funds’ behalf. In these cases, a Fund will be deemed to have received an order when an authorized financial services agent or sub-agent accepts the order, and your order will be priced at the Fund’s NAV next computed after it is received in good order by the financial services agent or sub-agent. The Funds have agreed to allow some service providers to enter purchase orders for their customers by telephone, with payment to follow. Designated financial services agents and sub-agents are contractually obligated and responsible for transmitting orders that are accepted by them prior to the close of trading on the NYSE (usually 3:00 p.m. Central Time) and payment for the purchase of shares to the Transfer Agent within the time period agreed upon by them. If payment is not received within the time specified, your transaction may be cancelled, and the financial services agent will be held responsible for any resulting fees or losses.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to qualify each year as a regulated investment company under the Code.  As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you.

A dividend from net investment income represents the income a Fund earns from dividends and interest received on its investments, after payment of the Fund’s expenses. A capital gain arises from the increase in the value of a security that a Fund holds. A Fund’s gain is “unrealized” until it sells a portfolio security. Each realized capital gain is either short-term or long-term, depending on whether the Fund held the security for one year or less or more than one year.

The Scout Core Bond and Core Plus Bond Funds expect to declare a dividend equal to substantially all of their net investment income every business day, and distribute accumulated dividends to shareholders monthly.

The Scout Stock, Mid Cap, Small Cap, TrendStar Small Cap, International and International Discovery Funds expect to declare and distribute all of their net investment income, if any, to shareholders as dividends semi-annually, usually in June and December.

Each Fund will distribute net realized capital gains, if any, at least annually usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.  The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.  The Funds will automatically reinvest your dividends and capital gains distributions in additional Fund shares unless you elect to have them paid to you in cash or directed toward an investment in another Fund. If you elect to have your distributions paid in cash, the Funds will send a check to your address of record.

Annual Statements.   Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns.  Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.  Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders.  However, when necessary, a Fund will send you a corrected Form 1099 to reflect reclassified information.

Avoid Buying a Dividend. At the time you purchase your Fund shares, a Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund.  For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable.  Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”  To avoid “buying a dividend,” check a Fund’s distribution schedule before you invest by calling 1-800-996-2862.

TAXES

Fund Distributions.  In general, if you are a taxable investor, Fund distributions are taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of net investment income and short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. With respect to taxable years of a Fund beginning before January 1, 2013, unless such provision is extended or made permanent, a portion of income dividends designated by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.  Because the income of the Scout Core Bond and Core Plus Bond Funds are primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by the Funds are anticipated to be qualified dividend income eligible for taxation  by individuals at long-term capital gain tax rates.

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Sale or Redemption of Fund Shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.

Backup Withholding.  By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and Local Taxes.  Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-U.S. Investors.  Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains, if any, and, with respect to taxable years of a Fund that begin before January 1, 2012 (unless such sunset date is extended or made permanent), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.  However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice.  Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Funds.

The following information is not part of the Prospectus.

THE SCOUT FUNDS PRIVACY POLICY

The Scout Funds are committed to the belief that maintaining the confidentiality of our shareholders’ information is at the core of our relationship with our shareholders. We promise that we will protect your confidential information as set forth in this Privacy Policy.

INFORMATION WE COLLECT

The Scout Funds collect and retain information about you only when we reasonably believe that the information will assist us in managing your accounts. One of the main reasons we collect certain information is to protect your account and to identify you when we conduct transactions for you. The information will also be used to comply with certain laws and regulations that may apply to us and to help us understand your financial needs as we design or improve our products and services. We will also use your information to administer your account and transactions and to provide you with products and services that will best assist you. We collect nonpublic personal information about you from the following sources:

•	your application or other forms, correspondence or conversations (examples include name, date of birth, address and Social Security Number); and
•	your transactions with us (examples include account activity and balances).

INFORMATION WE DISCLOSE

We understand that you expect the personal information you have entrusted to us to be handled with great care. We may share information about you with our affiliates in order for our affiliates to provide customer service, to process transactions, or to manage accounts for you. The types of affiliates with whom we share information include banks, investment advisors and other financial service providers. We share only information about our experiences or transactions involving you or your account, such as your name, address, Social Security Number, account activity and account balances.

The Scout Funds do not disclose nonpublic personal information about our shareholders to nonaffiliated third parties, except as permitted by applicable law. In compliance with applicable laws, we may share nonpublic personal information with nonaffiliated third parties that perform services on our behalf or to other financial institutions with which we have joint marketing agreements. In all cases, your information is strictly protected. Each agreement requires that service providers keep the information strictly confidential and use it only for the purpose for which it was intended.

The personal information of former shareholders is treated in the same manner as the information of current shareholders.

CONFIDENTIALITY AND SECURITY

The Scout Funds restrict access to nonpublic personal information about you to those employees who need to know the information in order to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

THE FOREGOING INFORMATION IS NOT PART OF THE PROSPECTUS.

SCOUT FUNDS

Stock Fund (UMBSX)

Mid Cap Fund (UMBMX)

Small Cap Fund (UMBHX)

TrendStar Small Cap Fund (TRESX)

International Fund (UMBWX)

International Discovery Fund (UMBDX)

Core Bond Fund
Institutional Class (SCCIX)
Class Y (SCCYX)

Core Plus Bond Fund
Institutional Class (SCPZX)
Class Y (SCPYX)

INVESTMENT ADVISOR
Scout Investments, Inc.
Kansas City, Missouri

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Milwaukee, Wisconsin

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
Philadelphia, Pennsylvania

CUSTODIAN
UMB Bank, n.a.
Kansas City, Missouri

DISTRIBUTOR
UMB Distribution Services, LLC
Milwaukee, Wisconsin

TRANSFER AGENT
UMB Fund Services, Inc.
Milwaukee, Wisconsin

ADDITIONAL INFORMATION

The SAI contains additional information about the Funds and is incorporated by reference into this Prospectus. The Funds’ Annual and Semi-Annual Reports to shareholders contain additional information about the Funds’ investments. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may obtain a free copy of these documents by contacting the Funds by telephone, mail or e-mail as provided on this page. The Funds also make copies of these documents available free of charge on their web site at scoutfunds.com.  You also may call the toll-free number provided to request other information about the Funds and to make shareholder inquiries.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available in the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information also may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

SCOUT FUNDS
P.O. Box 1241
Milwaukee, WI 53201-1241

TOLL FREE 1-800-996-2862

E-MAIL  scoutfunds@umb.com

scoutfunds.com

“UMB,” “Scout” and the Scout design are registered marks of UMB Financial Corporation.

SEC REGISTRATION NUMBER

811-09813  Scout Funds